As filed with the Securities and Exchange Commission on July 2, 2007
                      Registration Nos. 33-24848; 811-5669


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Post-Effective Amendment No. 65                       [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                              Amendment No. 66                               [X]


                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

               (Address of Principal Executive Office) (Zip Code)

       (800) 282-5706 (Registrant's Telephone Number, including Area Code)

                                 E. Keith Wirtz
                                    President
                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
                     (Name and Address of Agent for Service)

                                 with a copy to:
                                 Alan G. Priest
                                Ropes & Gray LLP
                                One Metro Center
                               700 12th Street NW
                                    Suite 900
                            Washington, DC 20005-3948

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] On ____ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On ____ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On ____ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

    Title of securities being registered: Shares of Beneficial Interest

Fifth Third Funds logo

STRUCTURED LARGE CAP
PLUS FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
ADVISOR SHARES


PROSPECTUS
JULY 2, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIFTH THIRD FUNDS
STRUCTURED LARGE CAP PLUS FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
ADVISOR SHARES

TABLE OF CONTENTS
--------------------------------------------------------------------------------


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

OBJECTIVE, STRATEGIES AND RISKS            2


SHAREHOLDER FEES AND FUND EXPENSES
Fee Table                                  5
Expense Examples                           6


ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENTS
Name Policy                                6
Investment Practices                       6
Investment Risks                          10

FUND MANAGEMENT
Investment Advisor                        13
Portfolio Managers                        14
Portfolio Holdings                        14


SHAREHOLDER INFORMATION
Purchasing and Selling Fund Shares        15
Abusive Trading Practices                 15
Purchasing and Adding To Your Shares      16
Shareholder Contact Information           16
Selling Your Shares                       17
Exchanging Your Shares                    18
Distribution Arrangements/Sales Charges   19
Dividends and Capital Gains               23
Taxation                                  23

FINANCIAL HIGHLIGHTS                      25


BACK COVER
Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Structured Large Cap Plus Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.

artwork: Core Style

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------
(FORMERLY KNOWN AS FIFTH THIRD LARGE CAP CORE FUND)

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of March 31, 2007, the market capitalization of companies included in the S&P 500(R) Index ranged from $1.49 billion to $429.57 billion. The average market capitalization of companies included in the S&P 500(R) Index was approximately $25.41 billion and the median market capitalization was approximately $12.55 billion.

In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first screens out those companies facing financial distress and then uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.

The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

--------------------

   "*S&P 500(R)" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.



One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.


The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------
(FORMERLY KNOWN AS FIFTH THIRD LARGE CAP CORE FUND)


SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.


The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.

In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful.

DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.

LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.


VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.


VOLATILITY AND PERFORMANCE INFORMATION. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.


The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Advisor Shares will differ from the returns for Class A Shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class A Shares. After tax returns for Class, Class C and Advisor Shares will vary.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES1,2
--------------------------------------------------------------------------------
[bar chart]

1997     23.89%
  98     27.68%
  99     18.53%
  00    -11.47%
  01    -13.07%
  02    -23.94%
  03     25.86%
  04     10.33%
  05      5.41%
  06     16.38%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.



  Best quarter:                 Q4 1998              21.08%
  Worst quarter:                Q3 2002             -18.22%
  Year to Date Return (1/1/07 to 3/31/07):            1.01%

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)1
================================================================================


                                                                 Inception Date     Past Year        Past 5 Years    Past 10 Years
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares2 (with 5.00% sales charge)                              12/1/92
   Return Before Taxes                                                               10.56%             4.25%            5.91%
   Return After Taxes on Distributions3                                              10.38%             3.96%            4.88%
   Return After Taxes on Distributions and Sale of Fund Shares3                       7.08%             3.57%            4.72%
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares4 (with applicable Contingent Deferred Sales Charge)     11/2/92
   Return Before Taxes                                                               10.46%             4.19%            5.64%
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares4,5 (with applicable Contingent Deferred Sales Charge)   11/2/92
   Return Before Taxes                                                               15.53%             4.54%            5.65%
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares6 (with 3.25% sales charge)                              11/2/92
   Returns Before Taxes                                                              12.30%             4.34%            5.83%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no deduction for fees, expenses or taxes)                15.78%             6.18%            8.42%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Index** (reflects no deduction for fees, expenses or taxes)          15.46%             6.82%           8.64%
------------------------------------------------------------------------------------------------------------------------------------

1 On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Structured Large Cap Plus Fund, formerly the Fifth Third Large Cap Core Fund.

 2 For the period prior to October 29, 2001, the quoted performance of Class A shares reflects the performance of the Investment shares of the Kent Growth and Income Fund, adjusted to reflect the sales charges for Class A shares.

3 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

4 Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other Fifth Third Funds.

5 The performance of Class B and Class C shares is based on the performance for Institutional shares of Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares, for the period prior to the commencement of operations of Class B and Class C shares on October 29, 2001.

6 The quoted performance of Advisor shares reflects the performance of Institutional Shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Advisor shares.


* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------


THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's estimated operating expenses for the fiscal year ended July 31, 2006 or estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 A        B        C     Advisor
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                             5.00%1,2   None     None    3.25%1
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    None     None     None     None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                    None    5.00%3   1.00%4    None
------------------------------------------------------------------------------------------------------------------------------------
   Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                0.70%    0.70%    0.70%    0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                                              0.25%    1.00%    0.75%    0.50%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
   Dividend Expenses on Short Sales                                            0.30%    0.30%    0.30%    0.30%
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of other Expenses                                                 0.33%    0.33%    0.58%    0.33%
------------------------------------------------------------------------------------------------------------------------------------
   Total other expenses                                                        0.63%    0.63%    0.88%    0.63%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                           1.58%    2.33%    2.33%    1.83%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement5                                       0.11%    0.11%    0.11%    0.11%
------------------------------------------------------------------------------------------------------------------------------------
Total Direct Fund Expenses                                                     1.47%    2.22%    2.22%    1.72%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Indirect Underlying Fund) Annual Operating Expenses6              --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
Total Direct and Acquired Fund Expenses                                        1.47%    2.22%    2.22%    1.72%
------------------------------------------------------------------------------------------------------------------------------------

1  Lower sales charges are available depending upon the amount invested.

2 For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

3 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

4 The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

5 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2007 to limit total annual fund operating expenses for the Fund to: 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and 1.42% for Advisor shares. Because dividend expenses on short sales are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation and estimated total annual fund operating expenses, after waivers, for Class A, Class B, Class C and Advisor Shares, respectively, are: 1.47%, 2.22%, 2.22%, and 1.72%.

6 Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds. The Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments they hold. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how the Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its target allocation and the expense ratios for underlying investments for its most-recent fiscal year (after fee waivers and reimbursements). The operating expenses have been deemed de minimis, and therefore are not shown here. The Fund may incur more expense throughout the year, due to fluctuations in investments of Underlying Funds.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses of the Fund with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


------------------------------------------------------------------------------------------------------------------------------------
                                                           1 Year          3 Years           5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
   Class A Shares                                           $ 642           $  964           $ 1,308           $ 2,276
------------------------------------------------------------------------------------------------------------------------------------
   Class B Shares
     Assuming Redemption                                    $ 725           $1,017           $ 1,435           $ 2,470
     Assuming no Redemption                                 $ 225           $  717           $ 1,235           $ 2,470
------------------------------------------------------------------------------------------------------------------------------------
   Class C Shares
     Assuming Redemption                                    $ 325           $  717           $ 1,235           $ 2,658
     Assuming no Redemption                                 $ 225           $  717           $ 1,235           $ 2,658
------------------------------------------------------------------------------------------------------------------------------------
   Advisor Shares                                           $ 494           $  872           $ 1,273           $ 2,394
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICY
--------------------------------------------------------------------------------

To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, the Fund has adopted a policy of investing at least 80% of its net assets, plus any borrowings made for investment purposes, in equity securities or large capitalization companies, as described in the summary description under "Principal Investment Strategies" on page 2. The Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information for additional details regarding these permissible investments.



   o  Asset-Backed Securities                                       o  Non U.S-Traded Foreign Securities
   o  Common Stock                                                  o  Preferred Stocks
   o  Convertible Securities                                        o  Real Estate Investment Trusts (REITs)
   o  Delayed Delivery/When-Issueds Securities                      o  Restricted Securities
   o  Derivatives                                                   o  Reverse Repurchase Agreements
   o  Foreign Currency Transactions                                 o  Securities Lending
   o  Guaranteed Investment Contracts                               o  Short-Term Trading
   o  High Yield/High-Risk Debt Securities                          o  Small and Micro-Cap Equities
   o  Illiquid Securities                                           o  Stripped Obligations
   o  Investment Company Securities                                 o  U.S. Government Agency Securities
   o  Investment Grade Bonds                                        o  U.S.-Traded Foreign Securities
   o  Loan Participations                                           o  U.S. Treasury Obligations
   o  Money Market Instruments                                      o  Variable and Floating Rate Instruments
   o  Mortgage-Backed Securities                                    o  Warrants
   o  Mortgage Dollar Rolls                                         o  Zero-Coupon Debt Obligations
   o  Municipal Securities

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans.

COMMON STOCK: Shares of ownership of a company.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.


DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.


         CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.

         CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

         FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

         STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

         STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

         SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.


FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.


FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.


         YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.


         BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

         CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

         EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

         LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

         BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

         COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

         REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

         TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

         COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.


MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.


8
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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.


         STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund, plus accrued interest.


PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

SECURITIES LENDING: The lending of up to 331 1/43% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.


STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

                                                                               9
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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


INVESTMENT RISKS
--------------------------------------------------------------------------------

Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, real estate investment trusts (REITs), securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.


FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: American depository receipts (ADRs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.

10
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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.


MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, exchange-traded funds (ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.


PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire,

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and micro cap equities are subject to smaller company risk.

TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.


Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

         Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the fund's investment in the shares of another investment company unaffiliated with the funds to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions, the Fund may invest its assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Fund's Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.

As of March 31, 2007, Fifth Third Asset Management, Inc. had approximately $21.6 billion of assets under management, including approximately $0.22 billion of assets in the Fund.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Fifth Third Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

For the fiscal year ended July 31, 2006, the Fund paid the Advisor 0.70% of the Fund's average net assets (after fee waivers) as a management fee.

FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

FIFTH THIRD ASSET MANAGEMENT, INC.


Mark Koenig has been the portfolio manager of the Fund and the Fifth Third Equity Index Fund since February 2005. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity, he was responsible for the management of quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Michael P. Wayton has been a portfolio manager of the Fund and the Fifth Third Equity Index Fund since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that he spent 1 1/2 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.


The Fund's Statement of Additional Information provides further information about the portfolio managers, including their compensation, other accounts they manage, and securities ownership information.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of the policies and procedures is provided in the Fund's Statement of Additional Information. The Fund will publicly disclose its portfolio holdings, as reported on a week-end basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". The schedules will consist of the following information about each security (other than cash positions) held by the Fund as of the relevant week-end: CUSIP number, the name of the issuer, number of shares or aggregate par value held, and the traded market value. This information will be posted on the Tuesday following the relevant week's end, and will remain accessible on the website until the next week's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

PRICING FUND SHARES


The Price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. Each Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in fixed income instruments is taking place. On any day the stock or bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Fund are sold through financial intermediaries who have entered into sales agreements with ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, the Fund's Distributor. The Fund has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Fund's behalf will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Fund permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------


In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.


The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders for the Fund must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.


You may purchase Class A, C and Advisor shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details.

SHAREHOLDER CONTACT INFORMATION
--------------------------------------------------------------------------------


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, Massachusetts, 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o  minimum investment requirements

o  exchange policies

o  cutoff time for investments

o  redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS


The minimum initial investment in Class A shares, Class C shares, or Advisor shares is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum initial investment. The maximum investment for total purchases of Class C shares or Advisor shares is $999,999. These limitations on purchases of Class C and Advisor shares do not apply to retirement plans or omnibus accounts. These investment limitations are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Fund to your investment representative.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, 30 Dan Road, Canton, Massachusetts 02021.

SYSTEMATIC INVESTMENT PROGRAM

You may make systematic monthly investments in Class A, C or Advisor shares from your bank account. There is no minimum initial amount required. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Fund is open for business, the purchase will be made on the following day the Fund is open for business.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AVOID WITHHOLDING TAX
--------------------------------------------------------------------------------

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

CUSTOMER IDENTIFICATION INFORMATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:


   o  Name;

   o  Date of birth (for individuals);

   o Residential or business street address (although post office boxes are still permitted for mailing); and

   o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

REDEMPTIONS IN WRITING REQUIRED

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee. You must request redemption in writing and obtain a signature guarantee if:

    o  The address on file has been changed in the last 10 business days;

    o  The check is not being mailed to the address on your account;

    o  The check is not being made payable to the owner of the account; or

    o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.

You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Fund is open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

POSTPONEMENT OF REDEMPTION PAYMENTS


Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists, as determined by the SEC.


REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT--SHARES PURCHASED BY CHECK


When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV. Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.


CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES


In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.+

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders and for shareholders who owned Advisor shares of any Fifth Third Fund prior to August 1, 2005.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES FOR THE FUND
--------------------------------------------------------------------------------


This Prospectus offers Classes A, B, and C and Advisor Class shares of the Fund. Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of other Fifth Third Funds.

Class A shares, Class C shares, and Advisor shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you. When purchasing shares, you must specify which class of shares you wish to purchase.


                                    Class A                                 Class C                                Advisor
------------------------------------------------------------------------------------------------------------------------------------

Charge (Load)              Front-end sales charge                 No front-end sales charge.              Front-end sales charge
                           (not applicable to money               A contingent deferred                   (not applicable to
                           market funds); reduced                 sales charge (CDSC) will                money market funds);
                           sales charges available.               be imposed on shares                    reduced sales charges
                                                                  redeemed within 12                      available.
                                                                  months after purchase.


------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service       Subject to annual                      Subject to annual                       Subject to annual
   (12b-1) Fee             distribution and                       distribution and                        distribution and
                           shareholder servicing                  shareholder servicing fees              shareholder servicing fees
                           fees of up to 0.25%                    of up to 0.75% of the                   of up to 0.50% of the
                           of the Fund's assets.                  Fund's assets. (Also                    Fund's assets.
                                                                  subject to a non-12b-1
                                                                  fee for shareholder
                                                                  servicing of up to 0.25%
                                                                  of the Fund's assets.)

------------------------------------------------------------------------------------------------------------------------------------
Fund Expenses              Lower annual expenses                  Higher annual expenses                  Higher annual expenses
                           than Class C                           than Class A shares.                    than Class A shares.
                           and Advisor shares.

------------------------------------------------------------------------------------------------------------------------------------
Conversion                 None                                   None                                    None


------------------------------------------------------------------------------------------------------------------------------------
Maximum Purchase           None                                   $999,999                                $999,999
  Amount

------------------------------------------------------------------------------------------------------------------------------------

CONVERSION OF ADVISOR SHARES INTO CLASS A SHARES


The Board of Trustees of Fifth Third Funds has approved a conversion of the Advisor Shares of the Fund into Class A Shares of the Fund. This conversion is expected to take effect in 2007.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES
CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you send to the Fund will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                                                Sales Charge as a % of    Charge as a %          Dealer
                                                                    Offering Price        of Your Investment   Reallowance
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                            5.00%             5.26%             4.50%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                               4.50%             4.71%             4.00%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                              3.50%             3.63%             3.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                              2.50%             2.56%             2.10%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                                            2.00%             2.04%             1.70%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more1                                                          0.00%             0.00%                --2
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

(2) With respect to dealer reallowance amounts applicable to purchases of $1,000,000 or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, "Payments to Dealers." Please refer to the statement of additional information for the specific details.


CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Fund is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you may pay a 1% contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

ADVISOR SHARES

The price of Advisor shares includes the initial sales charge. Therefore, part of the money you send to the Fund will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for the Fund are as follows:

                                                                      Sales Charge as a %  Charge as a %         Dealer
                                                                       of Offering Price of Your Investment   Reallowance
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                            3.25%             3.36%             2.90%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                               2.75%             2.83%             2.40%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                              2.00%             2.04%             1.70%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                              1.25%             1.27%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                                                         1.00%             1.01%             0.85%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                        Not available    Not available     Not available
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS - CLASS A AND ADVISOR SHARES


The Fund offers reduced sales charges on Class A and Advisor shares under certain circumstances, as defined below. To calculate the sales charge applicable to your net purchase of Class A or Advisor shares, you may aggregate your investment with the greater of the current market value or amount purchased of any shares of any Class A, Class C or Advisor Class shares of any Fifth Third Fund excluding Class A, Class C and Advisor Class shares of Fifth Third Money Market Funds held in your account or accounts listed under "Combination Privilege" below.


================================================================================

AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.

================================================================================

   o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A or Advisor shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

   o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, any additional investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts;
      (ii) retirement accounts (IRA's, 401(k)'s, etc.); or (iii) other accounts owned by the same shareholder (determined by tax ID) or other shareholders eligible under the Combination Privilege defined below.

   o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Class A and Advisor shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sales charge reduction you must provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. It may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Fund's sales charge reduction program can also be obtained free of charge on the Fifth Third Fund's web-site: www.53.com.

SALES CHARGE WAIVERS
CLASS A SHARES

The following transactions qualify for waivers of sales charges that apply to Class A shares:

   o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

   o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

   o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates, and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

   o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

   o  Shares purchased by former Kent Fund Investment Class shareholders.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


CLASS C SHARES


The CDSC will be waived for shares purchased as part of an agreement whereby an organization agrees to waive their customary sales commission.

ADVISOR SHARES

The following transactions qualify for waivers of sales charges that apply to Advisor shares:

   o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Advisor or its affiliates or invested in any Fifth Third Fund.

   o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

   o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

   o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and fee-based programs offered by financial planners and other types of financial institutions (including omnibus service providers).

   o Shares purchased by shareholders who owned Advisor shares of any Fifth Third Fund prior to August 1, 2005.

ADDITIONAL INFORMATION ABOUT SALES CHARGES

Current information regarding the Fund's sales charges and breakpoint discounts is available by hyperlink on the Fifth Third Fund's Web site at www.53.com.

REINSTATEMENT PRIVILEGE

If you have sold Class A shares or Advisor shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION/SERVICE (12B-1) FEES


12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. In particular, for Class C and Advisor shares, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.


The 12b-1 fees vary by share class as follows:

   o Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund, which the Distributor may use for shareholder servicing and distribution.


   o Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the Fund, which the Distributor may use for distribution. The higher 12b-1 fee on Class C shares, together with the CDSC help to defray the Distributor's costs of advancing brokerage commissions to investment representatives, allowing for these shares to be sold without an "upfront" sales charge.


   o Advisor shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the Fund, which the Distributor may use for shareholder servicing and distribution.

Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund.


While Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time Class C shareholders could end up paying more for these shares than if such shareholders would have purchased Class A or Advisor shares and paid a front-end sales charge. Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

================================================================================

YOUR FINANCIAL INTERMEDIARY MAY NOT SELL SHARES IN ALL CLASSES OF THE FUND OR MAY SELL CLASSES THAT ARE MORE EXPENSIVE TO YOU AS COMPENSATION OR REIMBURSEMENT FOR DIFFERING LEVELS OF SERVICING OR EXPENSES ASSOCIATED WITH YOUR ACCOUNT. THE FUND CANNOT BE RESPONSIBLE FOR ENSURING THAT YOUR FINANCIAL INTERMEDIARY IS PLACING YOU IN THE MOST APPROPRIATE CLASS OF SHARES AS WE ARE NOT PRIVY TO DETAILS OF YOUR ACCOUNT AND ARE UNABLE TO MAKE A DETERMINATION AS TO WHICH CLASS IS MOST SUITABLE. YOU SHOULD DISCUSS ALL COMPENSATION WITH YOUR FINANCIAL INTERMEDIARY AND BE AWARE OF HOW YOUR ACCOUNT MIGHT BE AFFECTED.

================================================================================



DEALER COMPENSATION AND INCENTIVES

The Distributor pays Dealers selling Class A or Advisor shares a one-time concession at the time of sale ("Concession") equal to the "Dealer Reallowance" set forth in the sales load schedule under "Calculation of Sales Charges - Class A Shares" and "Calculation of Sales Charges - Advisor Shares." Additionally, Dealers receive monthly ongoing compensation of up to 0.25% and 0.50% per year, respectively, of the net asset value of the Class A and Advisor shares owned by their customers as compensation for servicing such shareholders' accounts. The Distributor may pay Dealers a finders fee on purchases of Class A shares exceeding $1,000,000, as described in the Fund's Statement of Additional Information.


The Distributor pays Dealers selling Class C shares a Concession equal to 1% of the purchase amount. Additionally, during the first 18 months following each sale, Dealers receive monthly ongoing compensation of up to 0.25% per year of the net asset value of such Class C shares for servicing such shareholders' accounts. Thereafter, dealers receive quarterly ongoing compensation of 1.00% per year of such Class C shares (0.25% per year for servicing the shareholder accounts, and 0.75% per year as additional reallowance or concession).

With respect to Class A, Class B, Class C and Advisor shares, no Concession is paid on shares issued in connection with reinvestments of dividends and capital gains distributions.

In addition, the Advisor or its affiliates, in their sole discretion and out of their own assets, may pay additional amounts to Dealers in connection with the marketing and sale of Fund shares.

The Adviser is not permitted to consider sales of shares of the Fund (or other Fifth Third Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares, Class C shares or Advisor shares, because Class A shares have lower operating expenses than Class B shares, Class C shares or Advisor shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared and paid quarterly by the Fund.

Capital gains, if any, are distributed at least annually.

As discussed in detail in the Fund's Statement of Additional Information, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

TAXATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TAXATION OF DISTRIBUTIONS

The Fund expects to distribute substantially all of its investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The Fund's use of short sales may bear adversely on the Fund's ability to designate distributions as qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the Statement of Additional Information for further details.

FOREIGN INVESTMENTS

If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. There are some exceptions, however. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.


This is a brief summary of certain tax consequences relating to an investment in the Fund. The Fund's Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS
--------------------------------------------------------------------------------

The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties that are of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund for the fiscal years ended July 31, 2002 through July 31, 2006 has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                         RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                        ---------------------------               -----------------------
                                                                       NET REALIZED
                                                                           AND
                                                                        UNREALIZED    CHANGE IN
                                             NET ASSET                GAINS/(LOSSES) NET ASSETS
                                              VALUE,         NET           FROM       RESULTING       NET           NET
                                             BEGINNING   INVESTMENT     INVESTMENT      FROM      INVESTMENT     REALIZED
                                             OF PERIOD  INCOME/(LOSS)  TRANSACTIONS  OPERATIONS     INCOME         GAINS
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES


Year ended 7/31/02                            $15.02           0.05        (3.62)       (3.57)        (0.07)       (0.31)
Year ended 7/31/03                            $11.07           0.08         0.64         0.72         (0.09)          --
Year ended 7/31/04                            $11.70           0.07         1.36         1.43         (0.09)          --
Year ended 7/31/05                            $13.04           0.14         1.73         1.87         (0.14)       (0.35)
Year ended 7/31/06                            $14.42           0.13         0.71         0.84         (0.12)       (0.18)
Six months ended 1/31/07+                     $14.96           0.06         2.02         2.08         (0.06)       (0.06)
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES

10/29/01(a) to 7/31/02                        $13.86           0.02        (2.41)       (2.39)        (0.04)       (0.31)
Year ended 7/31/03                            $11.12             --^        0.65         0.65         (0.02)          --
Year ended 7/31/04                            $11.75          (0.02)        1.36         1.34         (0.01)          --
Year ended 7/31/05                            $13.08           0.04         1.74         1.78         (0.05)       (0.35)
Year ended 7/31/06                            $14.46           0.01         0.72         0.73         (0.03)       (0.18)
Six months ended 1/31/07+                     $14.98          --^            2.02         2.02         (0.01)      (0.06)
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES

10/29/01(a) to 7/31/02                        $13.86           0.03        (2.40)       (2.37)        (0.03)       (0.31)
Year ended 7/31/03                            $11.15           0.01         0.63         0.64         (0.03)          --
Year ended 7/31/04                            $11.76          (0.01)        1.35         1.34         (0.02)          --
Year ended 7/31/05                            $13.08           0.03         1.74         1.77         (0.04)       (0.35)
Year ended 7/31/06                            $14.46           0.01         0.72         0.73         (0.03)       (0.18)
Six months ended 1/31/07+                     $14.98             --^        2.02         2.02         (0.01)       (0.06)
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND ADVISOR SHARES

Year ended 7/31/06 (b)                        $14.61           0.09         0.73         0.82         (0.09)       (0.18)
Six months ended 1/31/07+                     $15.16           0.04         2.04         2.08         (0.05)       (0.06)
-------------------------------------------------------------------------------------------------------------------------------


                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                  ------------------------------------------------------------
                                                                              RATIOS OF                 RATIOS OF
                                         NET         TOTAL          NET       EXPENSES   RATIOS OF NET  EXPENSES
                            TOTAL       ASSET       RETURN        ASSETS,        TO       INVESTMENT       TO
                          DIVIDENDS    VALUE,      (EXCLUDES      END OF       AVERAGE   INCOME/(LOSS)   AVERAGE     PORTFOLIO
                             AND       END OF        SALES        PERIOD         NET      TO AVERAGE       NET       TURNOVER
                        DISTRIBUTIONS  PERIOD       CHARGE)       (000'S)      ASSETS     NET ASSETS   ASSETS (c)    RATE (d)
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS A SHARES

Year ended 7/31/02          (0.38)     $11.07       (24.25%)      $23,320        1.18%       0.38%        1.22%        5%
Year ended 7/31/03          (0.09)     $11.70         6.56%       $21,288        1.17%       0.72%        1.24%       13%
Year ended 7/31/04          (0.09)     $13.04        12.21%       $25,573        1.17%       0.58%        1.29%      101%
Year ended 7/31/05          (0.49)     $14.42        14.58%       $24,026        1.17%       0.99%        1.31%      102%
Year ended 7/31/06          (0.30)     $14.96         5.84%       $20,923        1.17%       0.85%        1.27%      126%
Six months ended 1/31/07+   (0.12)     $16.92        13.92%*      $22,343        1.17%**     0.75%**      1.26%**     45%
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS B SHARES

10/29/01(a) to 7/31/02      (0.35)     $11.12       (15.86%)*     $   361        1.93%**    (0.36%)**     1.99%**      5%
Year ended 7/31/03          (0.02)     $11.75         5.90%       $   557        1.92%      (0.05%)       1.98%       13%
Year ended 7/31/04          (0.01)     $13.08        11.47%       $   783        1.92%      (0.17%)       2.04%      101%
Year ended 7/31/05          (0.40)     $14.46        13.67%       $ 1,007        1.92%       0.18%        2.06%      102%
Year ended 7/31/06          (0.21)     $14.98         5.07%       $   953        1.92%       0.09%        2.03%      126%
Six months ended 1/31/07+   (0.07)     $16.93        13.47%*      $ 1,142        1.92%**    (0.01%)**     2.01%**     45%
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND CLASS C SHARES

10/29/01(a) to 7/31/02      (0.34)     $11.15       (15.66%)*     $    20        1.90%**    (0.12%)**     1.97%**      5%
Year ended 7/31/03          (0.03)     $11.76         5.72%       $    29        1.92%      (0.04%)       1.99%       13%
Year ended 7/31/04          (0.02)     $13.08        11.38%       $   158        1.92%      (0.23%)       2.03%      101%
Year ended 7/31/05          (0.39)     $14.46        13.73%       $   193        1.92%       0.21%        2.06%      102%
Year ended 7/31/06          (0.21)     $14.98         5.07%       $   112        1.92%       0.13%        2.02%      126%
Six months ended 1/31/07+   (0.07)     $16.93        13.47%*      $   119        1.92%**    (0.01%)**     2.01%**     45%
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND ADVISOR SHARES

Year ended 7/31/06 (b)      (0.27)     $15.16         5.63%       $     3        1.42%       0.58%        1.57%      126%
Six months ended 1/31/07+   (0.11)     $17.13        13.73%*      $    57        1.42%**     0.40%**      1.51%**     45%
------------------------------------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Reflects date of commencement of operations.

(b)  Commencement of operations was August 1, 2005.

(c) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^    Amount is less than $0.005 per share.

+    Unaudited.

*    Not annualized.

**   Annualized.

                        See notes to financial statements


                               spread pages 26-27

ADDRESSES
--------------------------------------------------------------------------------



Fifth Third Funds                                                                       Fifth Third Funds
Structured Large Cap Plus Fund                                                          38 Fountain Square Plaza
Class A Shares                                                                          Cincinnati, Ohio 45263
Class B Shares
Class C Shares
Advisor Shares
------------------------------------------------------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant                                        Fifth Third Asset Management, Inc.
                                                                                        38 Fountain Square Plaza
                                                                                        Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------

Distributor                                                                             ALPS Distributors, Inc.
                                                                                        1290 Broadway, Suite 1100
                                                                                        Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------

Custodian and Sub-Accountant                                                            State Street Bank and Trust Company
                                                                                        801 Pennsylvania Avenue
                                                                                        Kansas City, MO 64105
------------------------------------------------------------------------------------------------------------------------------------

Sub-Administrator                                                                       State Street Bank and Trust Company
                                                                                        State Street Financial Center
                                                                                        One Lincoln Street
                                                                                        Boston, MA 02111-2900

------------------------------------------------------------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent                                                  Boston Financial Data Services, Inc.
                                                                                        30 Dan Road
                                                                                        Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm                                           PricewaterhouseCoopers LLP
                                                                                        100 East Broad Street
                                                                                        Suite 2100
                                                                                        Columbus, Ohio 43215

------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

================================================================================
YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUND. IN ADDITION, YOU MAY CONTACT THE FUND AT:


                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                            TELEPHONE: 1-800-282-5706
                          INTERNET: HTTP://WWW.53.COM*


================================================================================


               *The Fund's website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGARDatabase on the Commission's Website at http://www.sec.gov.


FTF-SLCP-0607A                          Investment Company Act file no. 811-5669

                                Fifth Thrid Logo
logo: (Fifth Third Funds)

artwork: (Diversification, style, etc.)

STRUCTURED LARGE CAP
CAP PLUS

INSTITUTIONAL SHARES


PROSPECTUS
JULY 2, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fifth Third Funds
Structured Large Cap Plus Fund
Institutional Shares


TABLE OF CONTENTS
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

OBJECTIVE, STRATEGIES AND RISKS           2

SHAREHOLDER FEES AND FUND EXPENSES

Fee Table                                 5
Expense Examples                          5


ADDITIONAL INFORMATION ABOUT THE
   FUND'S INVESTMENTS

Name Policy                               6
Investment Practices                      6
Investment Risks                          9


FUND MANAGEMENT

Investment Advisor                       12
Portfolio Managers                       13
Portfolio Holdings                       13


SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares       14
Abusive Trading Practices                14
Purchasing and Adding To Your Shares     15
Selling Your Shares                      16
Exchanging Your Shares                   17
Dividends and Capital Gains              18
Taxation                                 18

FINANCIAL HIGHLIGHTS                     19


BACK COVER

Where to learn more about Fifth Third Funds

OVERVIEW
--------------------------------------------------------------------------------

This section provides important information about the Fifth Third Structured Large Cap Plus Fund (the "Fund"), a series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

The Fund is managed by Fifth Third Asset Management, Inc. ("FTAM" or "Advisor").

LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF FIFTH THIRD BANK OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

There is no guarantee that the Fund will achieve its objective.

logo: Core Style


FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------
(FORMERLY KNOWN AS FIFTH THIRD LARGE CAP CORE FUND)

FUNDAMENTAL OBJECTIVE Long-term capital appreciation with current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index* and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of March 31, 2007, the market capitalization of companies included in the S&P 500(R) Index ranged from $1.49 billion to $429.57 billion. The average market capitalization of companies included in the S&P 500(R) Index was approximately $25.41 billion and the median market capitalization was approximately $12.55 billion.


In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first screens out those companies facing financial distress and then uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Advisor believes such factors denote long-term success.

The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.


The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.


The Advisor may consider selling a security held by the Fund when it becomes overvalued or if the issuer's earnings quality or financial management deteriorates. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Advisor typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Advisor seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.


When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS Below is a description of the principal risks of investing in the Fund.

SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

--------------------
* "S&P 500" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------
(FORMERLY KNOWN AS FIFTH THIRD LARGE CAP CORE FUND)


The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there in no upward limit on the price a borrowed security could attain.

In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful.

DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the fund's hedging transactions will be effective.


EQUITY SECURITIES RISK. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance.

TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.


LARGER COMPANY RISK. Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.


VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to- earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

GROWTH SECURITIES RISK. Growth stocks are those that have a history of above-average growth or that are expected to enter periods of above-average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

VOLATILITY AND PERFORMANCE INFORMATION The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES1
--------------------------------------------------------------------------------

[bar chart]

1997    24.14%
  98    28.07%
  99    18.79%
  00   -11.25%
  01   -12.82%
  02   -23.77%
  03    26.11%
  04    10.64%
  05     5.69%
  06    16.68%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


  Best quarter:                 Q4 1998              21.19%
  Worst quarter:                Q3 2002             -18.15%
  Year to Date Return (1/1/07 to 3/31/07):            1.07%


--------------------
1 For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Large Cap Core Fund.

FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)1


====================================================================================================================================
                                                                INCEPTION DATE       PAST YEAR        PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES2                                               11/2/92
   Return Before Taxes                                                               16.68%             5.57%            6.72%
   Return After Taxes on Distributions3                                              16.45%             5.24%            5.62%
   Return After Taxes on Distributions and Sale of Fund Shares3                      11.12%             4.71%            5.41%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX*
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.78%             6.18%            8.42%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               15.46%             6.82%            8.64%
------------------------------------------------------------------------------------------------------------------------------------


1 On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Structured Large Cap Plus Fund, formerly the Fifth Third Large Cap Core Fund.

2 For the period prior to October 29, 2001, the quoted performance of Institutional shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund.

3 After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 1000(R) Index.

SHAREHOLDER FEES AND FUND EXPENSES
--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------


THIS TABLE DESCRIBES THE FEES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE
FUND.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's estimated operating expenses for the current fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 INSTITUTIONAL
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                                                     None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends                                                                                              None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------
   Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                      0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                                                                            None
------------------------------------------------------------------------------------------------------------------------------------
Other expenses
------------------------------------------------------------------------------------------------------------------------------------
   Dividend Expenses on Short Sales                                                                                  0.30%
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of other Expenses                                                                                       0.33%
------------------------------------------------------------------------------------------------------------------------------------
   Total other expenses                                                                                              0.63%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                                                 1.33%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                                                                              0.11%1
------------------------------------------------------------------------------------------------------------------------------------
Total Direct Fund Expenses                                                                                           1.22%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Indirect Underlying Fund) Annual Operating Expenses2                                                  ____
------------------------------------------------------------------------------------------------------------------------------------
Total Direct and Acquired Fund Expenses                                                                              1.22%
------------------------------------------------------------------------------------------------------------------------------------

1 The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Fund to 0.92%. These waivers and/or expense reimbursements will remain in effect until November 28, 2007. Because dividend expenses on short sales are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation and estimated total annual fund operating expenses, after waivers, are 1.22%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

2 Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds. The Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments they hold. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how the Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its target allocation and the expense ratios for underlying investments for its most-recent fiscal year (after fee waivers and reimbursements). The operating expenses have been deemed de minimis, and therefore are not shown here. The Fund may incur more expense throughout the year, due to fluctuations in investments of Underlying Funds.


EXPENSE EXAMPLES
--------------------------------------------------------------------------------

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.


                                                           1 Year            3 Years          5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares                                        $124              $411             $718             $1,592
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

NAME POLICY
--------------------------------------------------------------------------------

To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, the Fund has adopted a policy of investing at least 80% of its net assets, plus any borrowings made for investment purposes, in equity securities or large capitalization companies, as described in the summary description under "Principal Investment Strategies" on page 2. The Fund will not change its name policy without providing its shareholders at least 60 days' prior written notice.


INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The Fund may invest in a variety of securities and employ a number of investment techniques. Following is a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following this list is a discussion of the risks associated with these securities and techniques. You may also consult the Fund's Statement of Additional Information for additional details regarding these permissible investments.



   o  Asset-Backed Securities                                       o  Non U.S-Traded Foreign Securities

   o  Common Stock                                                  o  Preferred Stocks

   o  Convertible Securities                                        o  Real Estate Investment Trusts (REITs)

   o  Delayed Delivery/When-Issued Securities                       o  Restricted Securities

   o  Derivatives                                                   o  Reverse Repurchase Agreements

   o  Foreign Currency Transactions                                 o  Securities Lending

   o  Guaranteed Investment Contracts                               o  Short-Term Trading

   o  High Yield/High-Risk Debt Securities                          o  Small and Micro-Cap Equities

   o  Illiquid Securities                                           o  Stripped Obligations

   o  Investment Company Securities                                 o  U.S. Government Agency Securities

   o  Investment Grade Bonds                                        o  U.S.-Traded Foreign Securities

   o  Loan Participations                                           o  U.S. Treasury Obligations

   o  Money Market Instruments                                      o  Variable and Floating Rate Instruments

   o  Mortgage-Backed Securities                                    o  Warrants

   o  Mortgage Dollar Rolls                                         o  Zero-Coupon Debt Obligations


   o  Municipal Securities

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

COMMON STOCK: Shares of ownership of a company.

COLLATERALIZED LOAN OBLIGATIONS: A type of asset-backed security that is an obligation of a Trust typically collateralized by pools of loans.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund's obligations under these commitments will not exceed 25% of its total assets.


DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.


     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

     STRUCTURED NOTES: Debt obligations that may include components such as swaps, forwards, options, caps or floors, which change their return pattern. They may be used to alter the risks to a portfolio or, alternatively, may be used to expose a portfolio to asset classes or markets in which one does not desire to invest in directly.

     SWAPS AND SWAPTIONS: Two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.


FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions include forward foreign currency exchange contracts, foreign currency options and foreign currency futures transactions.


FOREIGN SECURITIES--NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

FOREIGN SECURITIES--U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.


     YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds issued by foreign corporations or governments. Examples include Canada Bonds (issued by Canadian provinces), Sovereign Bonds (issued by the government of a foreign country), and Supranational Bonds (issued by supranational entities, such as the World Bank and European Investment Bank).

GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


INVESTMENT COMPANY SECURITIES: Investment companies may include money market funds of Fifth Third Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor.


     BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

     CLOSED-END FUNDS: Funds traded on an exchange, which are not redeemable on a continuous basis.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500(R) Index. iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

     LEVERAGED FUNDS: Funds that utilize leverage in an attempt to maximize gains.

INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

LOAN PARTICIPATIONS: Interests in loans to U.S. corporations that are administered by the lending bank or agent for a syndicate of lending banks.

MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.


MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.


MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (g) general obligation bonds.


     STAND-BY COMMITMENTS: Contract by which a dealer agrees to purchase, at a fund's option, a specified municipal obligation at its amortized cost value to a fund plus accrued interest.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------



PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.


SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover rates and transaction expenses.

SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or less than those included in the Russell 2000(R) Index.


STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

TRUST PREFERRED SECURITIES:Securities possessing characteristics of both equity and debt issues.

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to the Fund on demand.

WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS
--------------------------------------------------------------------------------


Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities and subject mainly to market risk.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments and practices are subject to credit risk: asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, guaranteed investment contracts, high-yield/high-risk/debt securities, investment grade bonds, loan participations, money market instruments, mortgage-backed securities, municipal securities, real estate investment trusts (REITs), securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments and practices are subject to foreign investment risk: American depository receipts (ADRs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, and Yankee bonds and similar debt obligations.


INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments and practices are subject to interest rate risk: asset-backed securities, bankers' acceptances, bonds, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, high-yield/high-risk/debt securities, investment grade bonds, loan participations, mortgage-backed securities, REITs, stripped obligations, U.S. Government agency securities, U.S. Treasury obligations, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 The following investments and practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, leveraged funds, repurchase agreements, reverse repurchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.


 LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments and practices are subject to liquidity risk: asset-backed securities, bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, non-U.S. traded and U.S. traded foreign securities, forward commitments, futures and related options, high-yield/high-risk/debt securities, illiquid securities, loan participations, REITs, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, variable and floating rate instruments, and when-issued and delayed delivery transactions.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments and practices are subject to management risk: call and put options, derivatives, futures and related options, REITs, and stock-index options.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, asset-backed securities, bankers' acceptances, bonds, call and put options, certificates of deposit, closed-end funds, commercial paper, common stock, convertible securities, derivatives, exchange-traded funds (ETFs), foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, futures and related options, high-yield/high-risk/debt securities, illiquid securities, investment company securities, investment grade bonds, leveraged funds, money market instruments, mortgage-backed securities, mortgage dollar rolls, municipal securities, preferred stocks, REITs, repurchase agreements, restricted securities, reverse repurchase agreements, securities lending, short-term trading, small and micro cap equities, stand-by commitments, stock-index options, time deposits, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, Yankee bonds and similar debt obligations, and zero-coupon debt obligations.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, foreign currency transactions, non-U.S. traded and U.S. traded foreign securities, municipal securities, and Yankee bonds and similar debt obligations.


PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: asset-backed securities, bonds, collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.

REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and municipal securities.

SHORT SALES RISK. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales "against the box," meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position. In addition, in implementing its principal investment strategies, the Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. In order to do so, the Fund typically borrows a security from a broker in order to sell the security to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales on securities the Fund does not own involve a form of investment leverage, and the amount of the Fund's loss on such a short sale is theoretically unlimited. Accordingly, the Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

--------------------------------------------------------------------------------

SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.

TAX RISK. The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Municipal securities are subject to tax risk.

TURNOVER RISK. The risk that, through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income and lower performance due to increased brokerage costs.


Investment in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)").* iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

   Because most exchange-traded funds are investment companies, investment in most such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict the fund's investment in the shares of another investment company unaffiliated with the funds to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets, unless otherwise permitted under the Investment Company Act of 1940 or the rules thereunder. Upon meeting certain conditions the Fund may invest its respective assets in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity.


FUND MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT ADVISOR

Fifth Third Asset Management, Inc., (the "Advisor" or "FTAM"), 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM provides comprehensive advisory services for institutional and personal clients. FTAM offers a broadly diversified asset management product line utilizing proprietary mutual funds, commingled funds, and separate accounts. Through teams of experienced and knowledgable investment professionals, advanced research resources, and disciplined investment processes, the Advisor's goal is to produce superior, long-term investment results and client satisfaction.


Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of over 40 professional investment analysts, portfolio managers and traders, and uses several computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Fund.

As of March 31, 2007, Fifth Third Asset Management, Inc. had approximately $21.6 billion of assets under management, including approximately $0.22 billion of assets in the Fund.


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

FUND MANAGEMENT
--------------------------------------------------------------------------------


A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is included in the shareholder report for the period during which the Board of Trustees approved such contract.


The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Fund. On September 28, 2005, the Securities and Exchange Commission (SEC) granted exemptive relief to the Fifth Third Funds and the Advisor to permit the Advisor, subject to certain conditions, including the one-time approval of the Fifth Third Funds' Board of Trustees and shareholders to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The Advisor has received the one-time approval from the Fifth Third Funds' Board of Trustees and shareholders. The exemptive order gives the Advisor the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

For the fiscal year ended July 31, 2006, the Fund paid the Advisor 0.70% of the Fund's average net assets (after fee waivers) as a management fee.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
FIFTH THIRD ASSET MANAGEMENT INC.


Mark Koenig has been the portfolio manager of the Fund and the Fifth Third Equity Index Fund since February 2005. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999-2004. In this capacity, he was responsible for the management of quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995-1998, Mr. Koenig was a quantitative analyst with National City Bank, where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory, where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Michael P. Wayton has been a portfolio manager of the Fund and the Fifth Third Equity Index Fund since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in December 2004, he spent 4 1/2 years as a quantitative analyst for the National City Investment Management Company where he was responsible for the management of the firm's passive assets and the development of quantitative equity models. Prior to that, he spent 1 1/2 years in National City's personal trust department. Mr. Wayton earned the Chartered Financial Analyst designation in 2005. Mr. Wayton earned a BSBA in finance from The Ohio State University.


The Fund's Statement of Additional Information provides further information about the portfolio managers, including their compensation, other accounts they manage, and securities ownership information.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Fund has established policies and procedures with respect to the disclosure of the Fund's portfolio holdings. A description of the policies and procedures is provided in the Fund's Statement of Additional Information. The Fund will publicly disclose its portfolio holdings, as reported on a week-end basis, by posting this information on the Trust's website (www.fifththirdfunds.com), in the section entitled "Annual Reports and Other Information". The schedules will consist of the following information about each security (other than cash positions) held by the Fund as of the relevant week-end: CUSIP number, the name of the issuer, number of shares or aggregate par value held, and the traded market value. This information will be posted on the Tuesday following the relevant week's end, and will remain accessible on the website until the next week's information is posted.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
PRICING FUND SHARES


The price of Fund shares is based on the Fund's NAV, which is calculated by dividing the Fund's net assets by the number of its shares outstanding. The value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing.

There is no guarantee that the value determined for a particular security would be the value realized upon sale of the security. Each Stock Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. Each Bond Fund's NAV is calculated at 4:00 p.m. Eastern Time on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in fixed income instruments is taking place. On any day that the stock or bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

ADDITIONAL INFORMATION ABOUT PRICING FUND SHARES

Shares of the Fund are sold through financial intermediaries who have entered into sales agreements with ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, the Fund's Distributor. The Fund has authorized one or more brokers to receive on its behalf purchase or redemption orders. These brokers are authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Fund's behalf will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Fund permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


The purchase or sale of Fund shares through financial intermediaries may be subject to transaction fees or other different or additional fees than those otherwise disclosed in this Prospectus.

ABUSIVE TRADING PRACTICES
--------------------------------------------------------------------------------


In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Fund may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

The Trustees have approved policies and procedures designed to detect and prevent short-term trading activity and other abusive trading activity in Fund shares. First, when a market quotation is not readily available for a security, the Fund is exposed to the risk that investors may purchase or redeem shares at a net asset value that does not appropriately reflect the value of the underlying securities. The Fund seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage", by the appropriate use of "fair value" pricing of the Fund's portfolio securities. Second, the Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Personnel responsible for detecting short-term trading activity (the "Trading Monitor") in the Fund's shares is responsible for (i) rejecting any purchase or exchange, or (ii) terminating purchase or exchange privileges if, in the judgment of the Trading Monitor, the transaction would adversely affect the Fund or its shareholders. The Fund recognizes that the Trading Monitor will not always be able to detect or prevent short-term or other abusive trading practices, particularly with respect to activity occurring within omnibus accounts.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------


You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.


You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund, its transfer agent, or other servicing agent. All orders must be received by the Fund or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV.

Institutional shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

SHAREHOLDER CONTACT INFORMATION


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, Massachusetts, 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.


The entity through which you are purchasing your shares is responsible for transmitting the order to the Fund and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o    minimum investment requirements

o    exchange policies

o    cutoff time for investments

o    redemption fees

If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

INVESTMENT AMOUNTS


The minimum initial investment in Institutional shares is $1,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts she/he maintains with Fifth Third Funds -- rather, the shareholder must meet the minimum amount for each fund in which she/he wishes to invest. Subsequent investments must be in amounts of at least $50. The Fund reserves the right to waive the minimum investment.

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds. Money orders are not accepted. The Fund may reject a purchase order for any reason.

For details, contact Fifth Third Funds toll free at 1-800-282-5706 or write to:
Fifth Third Funds, 30 Dan Road, Canton, Massachusetts 02021.

AVOID WITHHOLDING TAX

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

   o  Name;

   o  Date of birth (for individuals);

   o Residential or business street address (although post office boxes are still permitted for mailing); and

   o Social security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Fifth Third Funds and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

REDEMPTIONS IN WRITING REQUIRED

In certain circumstances, shares may be sold only by written request, accompanied by a signature guarantee. You must request redemption in writing and obtain a signature guarantee if:


   o  The address on file has been changed in the last 10 business days.

   o  The check is not being mailed to the address on your account.

   o  The check is not being made payable to the owner of the account.

   o You are requesting a redemption with electronic or wire transfer payment and have not previously established this option on your account.


You may obtain a signature guarantee from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the Securities Transfer Agents Medallion Program (STAMP), New York Stock Exchange Medallion Signature Program (MSP), or Stock Exchanges Medallion Program (SEMP). Members of the STAMP, MSP, and SEMP are subject to dollar limitations, which must be considered when requesting their guarantee. The Fund's transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

POSTPONEMENT OF REDEMPTION PAYMENTS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

REDEMPTION IN KIND

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund's net asset value if that amount is less than $250,000), the Fund reserves the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT - SHARES PURCHASED BY CHECK

When you have made your investment by check, you cannot redeem any portion of it until the Fund's transfer agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or that remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV. Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------

You may exchange your Institutional shares for Institutional shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

INSTRUCTIONS FOR EXCHANGING SHARES


For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, 30 Dan Road, Canton, MA 02021. For accounts held at other financial institutions, contact your investment representative at your financial institution.

NOTES ON EXCHANGES

In order to prevent excessive short-term or other abusive trading practices, the Fund may reject exchanges or change or terminate rights to exchange shares at any time.


Shares of the new Fund must be held under the same account name, with the same registration and tax identification numbers, as shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Fund may be sold.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS
--------------------------------------------------------------------------------

All dividends and capital gains distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared and paid quarterly by the Fund.

Capital gains, if any, are distributed at least annually.

As discussed in detail in the Fund's Statement of Additional Information, if the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to shareholders to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

TAXATION
--------------------------------------------------------------------------------
FEDERAL INCOME TAX

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

TAXATION OF DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. The fixed income funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. An Asset Allocation Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of taxes payable by shareholders. The Fund's use of short sales may bear adversely on the Fund's ability to designate distributions as qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). See the Fund's Statement of Additional Information for further details.

FOREIGN INVESTMENTS

If the Fund invests in foreign securities, please note that investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source which may decrease the yield of such investments. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown.

In general, shareholders in the Fund investing in foreign securities will not be entitled to claim a credit or deduction for foreign taxes on their U.S. federal income tax returns. There are some exceptions, however. Shareholders should consult their tax advisors for more information with respect to their individual circumstances.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition, foreign investment may prompt the Fund to distribute ordinary income more frequently or in greater amounts than purely domestic funds, which could increase a shareholder's tax liability.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Fund. The Fund's Statement of Additional Information provides further details regarding taxation. Shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local tax laws.

ADDITIONAL COMPENSATION TO SERVICING AGENTS
--------------------------------------------------------------------------------


The Advisor and/or its affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing-related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or its affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of non-distribution services or incurring these types of costs.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended July 31, 2002 through July 31, 2006 for the Fund has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report, along with the Fund's financial statements, is incorporated by reference in the SAI which is available upon request.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)



                                                           CHANGE IN NET ASSETS                      LESS DIVIDENDS AND
                                                         RESULTING FROM OPERATIONS                   DISTRIBUTIONS FROM
                                                        --------------------------                -----------------------
                                                                      NET REALIZED
                                                                           AND
                                                                       UNREALIZED     CHANGE IN
                                             NET ASSET               GAINS/(LOSSES)  NET ASSETS
                                              VALUE,         NET          FROM        RESULTING       NET           NET
                                             BEGINNING   INVESTMENT    INVESTMENT       FROM      INVESTMENT     REALIZED
                                             OF PERIOD  INCOME/(LOSS) TRANSACTIONS   OPERATIONS     INCOME         GAINS
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES


Year ended 7/31/02                            $15.17           0.08        (3.66)       (3.58)        (0.08)       (0.31)
Year ended 7/31/03                            $11.20           0.12         0.63         0.75         (0.11)          --
Year ended 7/31/04                            $11.84           0.12         1.36         1.48         (0.12)          --
Year ended 7/31/05                            $13.20           0.18         1.76         1.94         (0.18)       (0.35)
Year ended 7/31/06                            $14.61           0.17         0.72         0.89         (0.16)       (0.18)
Six months ended 1/31/07+                     $15.16           0.07         2.05         2.12         (0.08)       (0.06)
-------------------------------------------------------------------------------------------------------------------------



                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------

                                                                                    RATIOS OF                 RATIOS OF
                                               NET         TOTAL          NET       EXPENSES   RATIOS OF NET  EXPENSES
                                  TOTAL       ASSET       RETURN        ASSETS,        TO       INVESTMENT       TO
                                DIVIDENDS    VALUE,      (EXCLUDES      END OF       AVERAGE   INCOME/(LOSS)   AVERAGE    PORTFOLIO
                                   AND       END OF        SALES        PERIOD         NET      TO AVERAGE       NET      TURNOVER
                              DISTRIBUTIONS  PERIOD       CHARGE)       (000'S)      ASSETS     NET ASSETS   ASSETS (a)    RATE (b)
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES

Year ended 7/31/02               (0.39)      $11.20      (24.07%)     $520,727        0.93%        0.64%        0.97%         5%
Year ended 7/31/03               (0.11)      $11.84        6.79%      $181,278        0.92%        0.99%        0.99%        13%
Year ended 7/31/04               (0.12)      $13.20       12.50%      $ 90,222        0.92%        0.84%        1.04%       101%
Year ended 7/31/05               (0.53)      $14.61       14.92%      $169,723        0.92%        1.17%        1.05%       102%
Year ended 7/31/06               (0.34)      $15.16        6.12%      $166,510        0.92%        1.09%        1.03%       126%
Six months ended 1/31/07+        (0.14)      $17.14       14.01%*     $203,832        0.92%**      0.99%**      1.01%**      45%
------------------------------------------------------------------------------------------------------------------------------------

(a) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+    Unaudited.
*    Not annualized.
**   Annualized.



                                  spread 20-21

                    [This page is intentionally left blank]

                    [This page is intentionally left blank]

ADDRESSES

Fifth Third Funds                                                                       Fifth Third Funds
Structured Large Cap Plus Fund                                                          38 Fountain Square Plaza
Institutional Shares                                                                    Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant                                        Fifth Third Asset Management, Inc.
                                                                                        38 Fountain Square Plaza
                                                                                        Cincinnati, Ohio 45263
------------------------------------------------------------------------------------------------------------------------------------

Distributor                                                                             ALPS Distributors, Inc.
                                                                                        1290 Broadway, Suite 1100
                                                                                        Denver, Colorado 80203
------------------------------------------------------------------------------------------------------------------------------------

Custodian and Sub-Accountant                                                            State Street Bank and Trust Company
                                                                                        801 Pennsylvania Avenue
                                                                                        Kansas City, MO 64105
------------------------------------------------------------------------------------------------------------------------------------

Sub-Administrator                                                                       State Street Bank and Trust Company
                                                                                        State Street Financial Center
                                                                                        One Lincoln Street
                                                                                        Boston, MA 02111-2900
------------------------------------------------------------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent                                                  Boston Financial Data Services, Inc.
                                                                                        30 Dan Road
                                                                                        Canton, Massachusetts 02021
------------------------------------------------------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm                                           PricewaterhouseCoopers LLP
                                                                                        100 East Broad Street
                                                                                        Suite 2100
                                                                                        Columbus, Ohio 43215
------------------------------------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. The Fund's annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

================================================================================

YOU CAN GET FREE COPIES OF ANNUAL AND SEMI-ANNUAL REPORTS, THE SAI, PROSPECTUSES OF OTHER FIFTH THIRD FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING A BROKER OR OTHER FINANCIAL INSTITUTION THAT SELLS THE FUND. IN ADDITION, YOU MAY CONTACT THE FUND AT:


                                FIFTH THIRD FUNDS
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263
                            TELEPHONE: 1-800-282-5706
                          INTERNET: HTTP://WWW.53.COM*


================================================================================

               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

     o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     o At no charge on the EDGARDatabase on the Commission's Website at http://www.sec.gov.



FTF-SLCP-0607I                         Investment Company Act file no. 811-5669.

logo: (Fifth Third Funds)

                                FIFTH THIRD FUNDS
                   FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 2, 2007




This Statement of Additional Information (the "SAI") relates to the Prospectuses dated July 2, 2007 (the "Prospectuses") of the Fifth Third Structured Large Cap Plus Fund (the "Fund"), formerly the Fifth Third Large Cap Core Fund, a portfolio of Fifth Third Funds (the "Trust").


This SAI is incorporated in its entirety into, and should be read with, the Prospectus.

This SAI is not a prospectus. To receive a copy of either Prospectus, you may write the Trust or call toll-free (800) 282-5706.




                          Fifth Third Funds
                          38 Fountain Square Plaza
                          Cincinnati, Ohio 45263

TABLE OF CONTENTS
                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST..........................................2
INVESTMENT OBJECTIVE AND POLICIES OF THE FUND................................3
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN
  INVESTMENT TECHNIQUES......................................................6
FIFTH THIRD FUNDS MANAGEMENT................................................27
INDEPENDENT TRUSTEES........................................................28
        TRUSTEE LIABILITY...................................................35
        CODES OF ETHICS.....................................................35
        VOTING PROXIES ON FUND PORTFOLIO SECURITIES.........................36
        DISCLOSURE OF PORTFOLIO HOLDINGS....................................37
INVESTMENT ADVISORY SERVICES................................................39
        INVESTMENT ADVISOR TO THE TRUST.....................................39
        ADVISORY FEES.......................................................39
        ADMINISTRATIVE SERVICES.............................................39
        CUSTODY OF FUND ASSETS..............................................40
        TRANSFER AND DIVIDEND DISBURSING AGENT AND SUB-ACCOUNTANT...........40
        FUND ACCOUNTING.....................................................41
        LEGAL COUNSEL.......................................................41
PORTFOLIO MANAGER INFORMATION...............................................41
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............................43
PURCHASING SHARES...........................................................46
        DISTRIBUTION PLAN...................................................46
        CONVERSION TO FEDERAL FUNDS.........................................48
        EXCHANGING SECURITIES FOR FUND SHARES...............................48
        PAYMENTS TO DEALERS.................................................49
ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES...........................51
SELLING YOUR SHARES.........................................................53
        REDEMPTION IN KIND..................................................53
        POSTPONEMENT OF REDEMPTIONS.........................................53
DETERMINING NET ASSET VALUE.................................................54
        VALUATION OF THE FUND...............................................54
        USE OF AMORTIZED COST...............................................55
        TRADING IN FOREIGN SECURITIES.......................................55
TAX STATUS..................................................................55
        QUALIFICATION AS A REGULATED INVESTMENT COMPANY.....................55
        EXEMPT-INTEREST DIVIDENDS...........................................58
        FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES
          AND RELATED HEDGING TRANSACTIONS..................................60
FINANCIAL STATEMENTS........................................................64
APPENDIX....................................................................66

                       GENERAL INFORMATION ABOUT THE TRUST

Fifth Third Funds (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest, representing interests in separate portfolios of securities, and permits the Trust to offer separate classes of each such series. This Statement of Additional Information relates to the Fifth Third Structured Large Cap Plus Fund (the "Fund").

The Fund is an "open-end" management investment company and is a "diversified" investment company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees ("Trustees") may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset value of the Fund, of any general assets not belonging to any particular Fund which are available for distribution.


Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Advisor, Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fifth Third Funds and filed with the Fifth Third Funds' custodian or by vote of the holders of two-thirds of the outstanding shares of the Fifth Third Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or the Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or the Fund.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.


The Fund's executive offices are located at 38 Fountain Square Plaza Cincinnati, Ohio 45263. The Trustees are responsible for managing the business and affairs of the Trust.


The Fund is advised by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor"), a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is, in turn, a wholly-owned subsidiary of Fifth Third Bankcorp.

                  INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Prospectuses state the investment objective of the Fund and discuss certain investment policies employed to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the prospectuses.

INVESTMENT OBJECTIVE.

The Fund's investment objective is fundamental and may not be changed without shareholder approval.

INVESTMENT POLICY

SELLING SHORT AND BUYING ON MARGIN. The Fund may sell securities short or purchase securities on margin, and may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

FUNDAMENTAL LIMITATIONS.

The Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed without approval of the holders of a majority of the Fund's outstanding shares.

ISSUING SENIOR SECURITIES AND BORROWING MONEY. The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that the Fund may enter into futures contracts.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, the Fund does not intend to borrow money.

PLEDGING ASSETS. The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, the Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of the Fund's assets.

LENDING CASH OR SECURITIES. The Fund will not lend any of its assets except that
(i) cash may be lent to other Funds of the Trust subject to applicable SEC limitations and (ii) portfolio securities up to one-third of the value of its total assets may be lent to third parties. The preceding limitation shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts.

INVESTING IN REAL ESTATE. The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

DIVERSIFICATION OF INVESTMENTS. The Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, and the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

CONCENTRATION OF INVESTMENTS. The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

UNDERWRITING. The Fund will not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

NON-FUNDAMENTAL LIMITATIONS.

The Fund has adopted the following non-fundamental investment limitations, which may be changed by the Trustees without shareholder approval.

INVESTING IN ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, including shares of iShares(R). The Fund will limit its investments in other investment companies that are not affiliated with the Fund to no more than 3% of the total outstanding voting stock of such investment company, no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. The Fund may invest in shares of money market funds without limitation.

The preceding limitations do not apply if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. Investment companies include exchange-traded funds ("ETFs"). See the disclosure under the heading "Exchange-Traded Funds" below for more information on investments in ETFs. Pursuant to an SEC exemptive order issued to iShares(R), dated April 15, 2003, upon adherence to the conditions set forth in the order, the Fund may invest its respective net assets in iShares(R) in excess of the 3%, 5% and 10% limits described above.

It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such expenses.

MISCELLANEOUS. Except with respect to the Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

                   ADDITIONAL RISKS AND INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

The Fund invests in a variety of securities and employs a number of investment techniques. The types of investments the Fund uses and the special risks they pose are described below. You may also consult the Fund's prospectus for additional details regarding these and other permissible investments.

TYPES OF INVESTMENTS

     BANK INSTRUMENTS. The Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, these instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Fund may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States; provided such investment is in agreement with the Fund's investment objective and policies.

     CASH. From time to time, such as when suitable securities are not available, the Fund may retain a portion of their assets in cash. Any portion of the Fund's assets retained in cash may reduce the Fund's return.

     BEAR FUNDS. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500(R) Index or to hedge an existing portfolio of securities or mutual fund shares. Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

     CLOSED-END INVESTMENT FUNDS. The shares of closed-end investment companies will generally be exchange-traded and are not redeemable. Closed-end fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end fund, when sold, will be sold at a price that approximates its net asset value. The Fund may also invest in closed-end investment companies in transactions not involving a public offering. These shares will be "restricted securities" and the Fund may be required to hold such shares until the closed-end fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will, at the option of the closed-end fund, be required to provide the closed-end fund with a legal opinion, in form and substance satisfactory to the closed-end fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the closed-end fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the closed-end fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the closed-end fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the closed-end fund is required prior to the assumption of the transferee's Subscription Agreement by another party. The closed-end fund may withhold consent to such an assumption at its absolute discretion.

     EXCHANGE-TRADED FUNDS (ETFs). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds and ETFs listed on U.S. and foreign exchanges. ETFs seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. The Fund will bear its ratable share of the ETF's expenses, including its advisory and administration fees. At the same time, the Fund will continue to pay its own investment management fees and other expenses. As a result, the Fund will absorb duplicate levels of fees with respect to investments in ETFs.

Because most ETFs are investment companies, absent exemptive relief, investment in most such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company that is not part of the same group of investment companies to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of its assets. Pursuant to an exemptive order issued to iShares(R) Trust and iShares(R), Inc. ("iShares(R)")* dated April 15, 2003, upon adherence to the conditions set forth in the order, the Fund may invest its respective total assets in excess of the 3%, 5% and 10% limits described above. iShares(R) is a registered investment company unaffiliated with the Fund that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

     * iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) Fund.

     COLLATERALIZED LOAN OBLIGATIONS ("CLOs"). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or "equity," tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities. The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments discussed elsewhere in prospectus and in this statement of Additional Information (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

     COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restrictions on illiquid investments unless, in the judgment of the Advisor and subject to the direction of the Board of Trustees, such note is liquid.

     CONVERTIBLE SECURITIES. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these characteristics with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     CUSTODY RECEIPTS. The Fund may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions. Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

     DERIVATIVES. The Fund may, but is not required to, use derivative instruments for hedging, risk management purposes, as a substitute for direct investment in securities or other assets, or as part of its investment strategies. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swaps). A description of these and other derivative instruments that the Fund may use are described further below.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. Derivative instruments are subject to other risks. For example, since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also are subject to the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track.

     FUTURES AND OPTIONS TRANSACTIONS. The Fund may engage in futures and options transactions to create investment exposure or to hedge to the extent consistent with its investment objective and policies. As a means of reducing fluctuations in the net asset value of the shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Fund may attempt to create investment exposure or to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase current income. The Fund will maintain its positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

     FUTURES CONTRACTS. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. A securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by the Fund may be to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.

     STOCK INDEX OPTIONS. The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over the counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund will use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The Fund may write listed put options on financial futures contracts to hedge its portfolio or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

     CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may write listed call options or over-the-counter call options on futures contracts, to hedge its portfolio against an increase in market interest rates, to create investment exposure, or when such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the realized decrease in value of the hedged securities.

The Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.


     LIMITATION ON OPEN FUTURES POSITIONS. The Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If the Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.


     "MARGIN" IN FUTURES TRANSACTIONS. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

     PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES. The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

     WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES. The Fund may also write covered call options to generate income. As the writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

     OVER-THE-COUNTER OPTIONS. The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

     STRUCTURED INVESTMENTS. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Advisor in accordance with credit-risk guidelines established by the Board of Trustees.

     STRUCTURED NOTES. The Fund may invest in structured notes. Structured notes are derivatives where the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index (TM). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Advisor wishes to accept while reducing or avoiding certain other risks.

     SWAP AGREEMENTS. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor/Sub-Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements are typically settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring liquidity of the Fund's transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, CMOs, asset backed securities (ABS's) and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Fund may invest in ARMS. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions.

     CURRENCY RISKS. The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, it may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Advisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund may also enter into forward foreign currency exchange contracts to gain exposure to currencies underlying various securities or financial instruments held in the respective Fund.


In addition, it is proposed that the Fund be permitted to engage in cross-hedging. Cross-hedging involves the use of forward contracts to shift currency exposure from one non-U.S. Dollar currency to another non-U.S. Dollar currency. An example would be where, the Fund were overweight securities denominated in Sterling and the portfolio manager wished to bring that segment's currency weighting back within the parameters of the index. In this case, the portfolio manager would sell Sterling and buy the Euro using forward contracts. Cross-hedging will only be done relative to an established index and will not exceed 50% of the Fund's net assets.

Currency hedging may also be accomplished through "proxy hedging," which is defined as entering into a position in one currency to hedge investments denominated in another currency, where two currencies are economically linked or otherwise correlated.

     FOREIGN CURRENCY OPTIONS. The Fund may engage in foreign currency options, and the funds in which they invest may purchase funds that engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

     SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

     GUARANTEED INVESTMENT CONTRACTS. The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

Therefore, GICs will normally be considered illiquid investments, and will be subject to the Fund's limitation on illiquid investments.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     LOAN PARTICIPATION NOTES. The Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation the Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by the Fund may be regarded as illiquid.

     LOWER-RATED AND UNRATED SECURITIES. The Fund may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

     SPECIAL RISKS ASSOCIATED WITH LOWER-RATED AND UNRATED SECURITIES. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis is an especially important part of managing securities of this type held by the Fund. In light of these risks, the Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of the security by the Fund, but the Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

     MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, which are high quality, short-term fixed income securities that adhere to the guidelines (i.e., liquidity, maturity and credit quality) set forth by Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the allowable investments purchased by money market funds.

     MUNICIPAL LEASES. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and, prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

     MUNICIPAL SECURITIES. The Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) municipal notes; (c) serial bonds; (d) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (e) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (f) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (g) general obligation bonds.

     VARIABLE RATE MUNICIPAL SECURITIES. The Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

     PARTICIPATION INTERESTS. The Fund may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly. The financial institutions from which the Fund may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Trustees.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Fund, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Fund believes that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid.) The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including
Section 4(2) securities, as determined by the Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

     REVERSE REPURCHASE AGREEMENTS. Except as provided above, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

     STAND-BY COMMITMENTS. The Fund may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of the Fund. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     STRIPPED OBLIGATIONS. The Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. The Fund may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Fund will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require the Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result. Furthermore, if the Fund is required to sell portfolio securities to meet the distribution requirements, shareholders may receive larger taxable distributions than they would in the absence of such transactions.

     TRUST PREFERRED SECURITIES. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats capital securities as debt.

     U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations in which the Fund may invest include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Student Loan Marketing Association can also issue debt as a corporation, which is not considered a U.S. Government obligation.

     VARIABLE RATE U.S. GOVERNMENT SECURITIES. Some of the short-term U.S. government securities that the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

     OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Fund may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

     WARRANTS. The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of its assets.

     TEMPORARY DEFENSIVE INVESTMENTS. The Fund may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Advisor, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


     PORTFOLIO TURNOVER. The Fund will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objectives. The quantitative management process employed by the Fund tends to result in slightly higher turnover rates than some fundamentally managed portfolios. The portfolio turnover rates for the Fund for fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004 were 126%, 102%, and 101% respectively






                          FIFTH THIRD FUNDS MANAGEMENT

     The trustees and officers of the trust, their ages, the positions they hold with the trust, their terms of office and lengths of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that each trustee oversees and any other directorships held by the trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 fountain square plaza, cincinnati, ohio 45263.

                                              INDEPENDENT TRUSTEES
                                                                                                NUMBER OF
                                                              PRINCIPAL                       PORTFOLIOS IN
NAME AND        POSITION HELD   TERM OF OFFICE              OCCUPATION(S)                      FUND COMPLEX            OTHER
DATE OF           WITH THE        AND LENGTH                 DURING THE                        OVERSEEN BY        DIRECTOR-SHIPS
BIRTH               TRUST        OF TIME SERVED             PAST 5 YEARS                         TRUSTEE         HELD BY TRUSTEE
---------------- -------------- -------------------- ---------------------------------------- --------------- ----------------------


David J. Durham  Trustee       Indefinite, June     Chairman of the Board, President and           36        Chairman of the Board
Date of Birth:                 2001-Present         Chief Executive Officer of Clipper                       of Norris Products
May, 1945                                           Products, Inc., (importer and wholesale                  Corporation, a
Age: 62                                             distributor), September 1997-Present.                    wholesale distributor,
                                                                                                             2005-Present.

J. Joseph Hale   Trustee       Indefinite, March    Consultant, Duke Energy, April                 36        Trustee for Hanover
Jr. Date of                    2001-Present         2006-Present. President, Cinergy                         College, National
Birth:                                              Foundation (manager of corporate                         Underground Freedom
September, 1949                                     contributions of certain Duke Energy                     Center, the Cincinnati
Age: 57                                             entities), November 2001- Present.                       Zoo, the Ohio Arts
                                                    President, Cinergy Corp. (now Duke                       Council, the Cincinnati
                                                    Energy), Cincinnati Gas & Electric Co.,                  Parks Foundation and
                                                    The Union Light Heat & Power Co., July                   Playhouse in the Park.
                                                    2000-October 2001.

John E. Jaymont  Trustee       Indefinite, October  Business Development Director, PIANKO          36        Printing Industries of
Date of Birth:                 2001- Present        (printing industry association), Feb.                    America: Web Offset
December, 1944:                                     2002- Present. Business Management                       Assoc., Director;
Age 62                                              Consultant, April 2000-February 2002.                    Master Printers of
                                                    President, Metroweb Corp. (publications                  America, Director.
                                                    printing) 1997-2000.

David J. Gruber  Trustee       Indefinite, December Project Professional, Resources Global         36        None
Date of Birth:                 2003-Present         Professionals (accounting and finance
August, 1963                                        consultant), December 2004-Present. CFO,
Age: 43                                             Ohio Arts & Sports Facilities Commission
                                                    (state funding oversight agency), March
                                                    2003-December 2004. Finance Director,
                                                    Ohio Expositions Commission (state fair
                                                    and expo center), April 1996-March 2003.



                                       28

                                                  INDEPENDENT TRUSTEES
                                                                                                NUMBER OF
                                                              PRINCIPAL                       PORTFOLIOS IN
NAME AND        POSITION HELD   TERM OF OFFICE              OCCUPATION(S)                      FUND COMPLEX            OTHER
DATE OF           WITH THE        AND LENGTH                 DURING THE                        OVERSEEN BY        DIRECTOR-SHIPS
BIRTH               TRUST        OF TIME SERVED             PAST 5 YEARS                         TRUSTEE         HELD BY TRUSTEE
---------------- -------------- -------------------- ---------------------------------------- --------------- ----------------------


                                                      INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Edward Burke    Chairman-       Indefinite,         President, Carey Realty                        36        The Foundation of
Carey*          Board           January             Investments, Inc.                                        the Catholic Diocese
Date of Birth:  of Trustees     1989-Present        (commercial real estate), 1990-Present.                  of Columbus-Trustee.
July, 1945                                                                                                   Canisius
Age: 61                                                                                                      College-Trustee.





* Mr. Carey is treated by the Trust as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and the Advisor because of his past business transactions with Fifth Third Bank and its affiliates.

                                                            OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S)                    TERM OF
                                HELD                      OFFICE AND
      NAME AND                WITH THE                     LENGTH OF                    PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                FUNDS                     TIME SERVED                   DURING THE PAST 5 YEARS
---------------------------- -------------------------- --------------------- ------------------------------------------------------



E. Keith Wirtz               President                  Indefinite, April     Asset Management, Inc., 2003 - Present. President and
Date of Birth:                                          2007-Present          Managing Partner, Paladin Investment Associates, LLC,
January, 1960                                                                 2000-2003.
Age: 47

Matthew A. Ebersbach         Vice President             Indefinite, March     Assistant Vice President of Fifth Third Bank since
Date of Birth:                                          2006-Present          2001.
January, 1970
Age: 37

Richard B. Ille              Vice President             Indefinite, April     Managing Director, Products and Marketing, Fifth Third
Date of Birth:                                          2007-Present          Asset Management, Inc., 2001 - Present.
October, 1964
Age: 42

James A. Mautino             Anti-Money Laundering and  Indefinite, February  Vice President and Chief Compliance Officer, Fifth
Date of Birth:               Chief Compliance Officer   2007-Present          Third Asset Management, Inc., August 2005 - Present.
January, 1968                                                                 Director of Risk and Compliance, State Street Bank and
Age: 39                                                                       Trust Company, October 1995 - July 2005.

Christopher Bell             Treasurer                  Indefinite, April     Chief Operating Officer, Fifth Third Asset Management,
Date of Birth:                                          2007-Present          Inc., 2005 - Present. Senior Vice President and Chief
April, 1970                                                                   Financial Officer, Investment Advisors Division, Fifth
Age: 37                                                                       Third Bank, 1998 - 2005.


                                       30

Matthew A. Swendiman         Secretary                  Indefinite, April     Assistant Vice President and Counsel of Fifth Third
Date of Birth:                                          2007-Present          Bank, March 2006 to Present. Attorney, Kirkpatrick &
April, 1973                                                                   Lockhart Nicholson Graham, LLP, May 2005-March 2006.
Age 34                                                                        Counsel, The Phoenix Companies, Inc., July 2002-April
                                                                              2005. Assistant Vice President and Assistant
                                                                              Counsel, Conseco CapitalManagement, Inc.,
                                                                              December 2000-June 2002.




For interested Trustees and Officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:


                                                POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
NAME


E. Keith Wirtz                                  Fifth Third Asset Management, Inc., President and Chief Investment Officer
Matthew A. Ebersbach                            Fifth Third Asset Management, Assistant Vice President
Richard B. Ille                                 Fifth Third Asset Management, Inc., Managing Director
Matthew A. Swendiman                            Fifth Third Bank, Assistant Vice President
James A. Mautino                                Fifth Third Asset Management, Inc., Vice President and Chief Compliance Officer
Christopher Bell                                Fifth Third Asset Management, Inc., Chief Operating Officer



COMMITTEES OF THE BOARD OF TRUSTEES

     AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. For the fiscal year ended July 31, 2006, there were four meetings of the Audit Committee.


     NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Hale, Durham, Jaymont and Gruber serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds, 38 Fountain Square Plaza Cincinnati, Ohio 45263. During the fiscal year ended July 31, 2006, the Nominations Committee did not meet.

     COMPLIANCE COMMITTEE. The purpose of the Compliance Committee is to review, analyze and investigate compliance matters of the Trust identified by the Board to the Committee. The Committee's function is strictly one of oversight. Generally, the full Board, rather than this Committee, will exercise direct oversight with respect to the Trust's compliance matters. Messrs. Hale and Gruber serve on this committee. The Compliance Committee was formed on September 14, 2006 and therefore did not meet during the fiscal year ended July 31, 2006.

     SPECIAL PROXY VOTING COMMITTEE. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust's investment adviser. Messrs. Hale, Durham, Jaymont, and Gruber serve on this Committee. During the fiscal year ended July 31, 2006, the Special Proxy Voting Committee met one time.

TRUSTEES' SECURITIES OWNERSHIP

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2006:

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                        INVESTMENT COMPANIES


Edward Burke Carey                     None                                               >$100,000

J. Joseph Hale, Jr.                    None                                               $1-10,000

David J. Durham                        None                                               >$100,000

John E. Jaymont                        None                                               $1-10,000

David J. Gruber                        None                                             $10,001-50,000




     As of December 31, 2006, none of the independent Trustees or their immediate family members owned beneficially any class of securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         As of June 25, 2007, the Officers and Trustees owned less than 1% of any class of the Fund.



TRUSTEES COMPENSATION



                                       TOTAL COMPENSATION
                                       FROM FUND AND FUND
                                    COMPLEX PAID TO TRUSTEES
                                     FOR THE FISCAL YEAR
   NAME OF PERSON, POSITION          ENDING JULY 31, 2006
Edward Burke Carey, Trustee                 $72,734
J. Joseph Hale, Jr., Trustee                 64,296
David J. Durham, Trustee                     64,296
John E. Jaymont, Trustee                     71,546
David J. Gruber, Trustee                     64,296



BENEFICIAL OWNERSHIP


     The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of the Fund's outstanding shares as of June 14, 2007.


------------------------------ ---------------------------------------
                                  PERCENT OF THE CLASS TOTAL ASSETS
                                       HELD BY THE SHAREHOLDER

      CLASS
------------------------------ ---------------------------------------
        Institutional
        -------------
Fifth Third Bank                               26.84%
Trust Operations
PO Box 630074
Cincinnati, OH 45263

Fifth Third LifeModel Moderate                 25.89%
Fund
38 Fountain Square Plaza
Cincinnati OH 45263

Fifth Thrid LifeModel Moderately               24.06%
Aggressive Fund
38 Fountain Square Plaza
Cincinnati OH 45263

Fifth Thrid LifeModel Aggresive                17.07%
Fund
38 Fountain Square Plaza
Cincinnati OH 45263

          Advisor
          -------
NFS LLC FBO NFS                               100.00%
FMTC Simple IRA
Discovery Resources Inc.
FBO Carmelo J. Lopance

          A Shares
          --------
NFS LLC FEBO                                   58.81%
NFS FMTC IRA
FBO Cynthia C. Darby
4280 Preservation Ave.
New Albany Ohio 43054

          B Shares
          --------
NFS LLC FGBO                                   89.73%
NFS FMTC Roth IRA
FBO Jason C. Wolf
5208 Cane Run Rd.
Louisville KY
40216

          C Shares
          --------
Merrill Lynch Pierce Fenner                    57.78%
& Smith
For the sole benefit of its
customer
4800 Deer Lake Drive East
Jacksonville, FL 32246

NF SLLC FEBO                                   38.51%
Scott L. Rusch cust
Lindsey M. Rusch VTMA OH
1212 Kiham Ct
Columbus OH 43235



TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, the Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS


Each of the Trust, Fifth Third Asset Management, Inc. and ALPS Distributors, Inc. has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Fund.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Advisor authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Advisor's policies and procedures for voting the proxies, which are described below.

PROXY VOTING PROCEDURES

The Advisor has engaged Institutional Shareholders Service (ISS) to administer the proxy voting policy. The Advisor's Investment Committee reviews and adopts annually the proxy voting recommendations contained in the ISS Proxy Voting Guidelines Summary. The Chief Investment Officer of the Advisor must approve any deviations from these guidelines.

With respect to any proxy vote made on behalf of the Trust that involves a material conflict of interest for the Advisor, the Advisor will refer such proxy vote to the Special Proxy Voting Committee. The Special Proxy Voting Committee is composed exclusively of the independent Trustees of the Board of Trustees of the Fund and will conduct its activities according to the Special Proxy Voting Committee Charter.


PROXY VOTING POLICIES


On matters of corporate governance, generally ISS will vote FOR proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and, with respect to shareholder proposals, ask a company to submit its poison pill for shareholder ratification.

On matters of capital structure, generally ISS will vote: AGAINST proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; FOR proposals to reduce the par value of common stock, and FOR proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

On matters relating to management compensation, generally ISS will vote: FOR stock incentive plans that provide a dollar-for-dollar cash for stock exchange; and AGAINST proposals that would permit retirement plans for nonemployee directors.


On matters relating to corporate transactions, ISS will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. ISS will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. ISS will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Advisor may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if ISS decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though ISS typically votes against such measures in other contexts.

INFORMATION REGARDING PROXY VOTES

You may obtain information without charge about how the Fund voted proxies related to its portfolio securities during the 12 month period ended July 31, without charge, by visiting the Securities and Exchange Commission's Web site at www.sec.gov or the Fund's Website at www.53.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted on behalf of the Fund policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures (the "Procedures") are designed to protect the confidentiality of the Fund's portfolio holdings information and to prevent the selective disclosure of such information. The Procedures may be modified at any time with Board approval and, to the extent necessary, will be amended to conform to rules and regulations adopted by the SEC. No provision of the Procedures is intended to restrict or prevent the disclosure of portfolio holdings information that may be required by applicable law or requested by governmental authorities.

The Fund makes its respective portfolio holdings information available on the Fund's website at www.fifththirdfunds.com in the section "Annual Reports and Other Information". The Fund's website contains the complete schedule the Fund's portfolio holdings as of the most recent week's end. This information is posted on the Fund's website on the Tuesday following each week's end, and remains accessible on the website until the next week's information is posted. The posted schedules include the following information for each portfolio security (not including cash positions) held by the Fund as of the relevant week's end:
(1) CUSIP number; (2) the name of the issuer; (3) number of shares or aggregate par value held; and (4) traded market value. In addition, the Fund's portfolio holdings are disclosed to the public, on a quarterly basis, on forms required to be filed with the SEC. The Fund's Form N-CSRs (with respect to each annual period and semi-annual period) and Form N-Qs (with respect to the first and third quarters of each of the Fund's fiscal years) are available on the SEC's website at www.sec.gov. If the Fund's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR website or otherwise) before the disclosure of the information on the Fund's website, the Fund may post such information on the Fund's website. Except as provided in the Procedures, the Fund's portfolio holdings may not be disclosed to unaffiliated third parties prior to posting on the website.

Disclosure of the Fund's portfolio holdings information that is not publicly available ("Confidential Portfolio Information") may be made to the Advisor, the Fund's accountant, or the Fund's custodian. In addition, to the extent permitted under applicable law, the Advisor may distribute (or authorize the Fund's custodian to distribute) Confidential Portfolio Information more frequently than provided above, or in advance of the website posting, to the Fund's service providers ("Service Providers") who require access to such information in order to fulfill their contractual duties with respect to the Fund (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) and to facilitate the review of the Fund by certain mutual fund analysts and rating agencies (such as Morningstar and Lipper Analytical Services) ("Rating Agencies"); provided that such disclosure is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided. The Service Providers and Rating Agencies may not provide portfolio holdings information to their subscribers in advance of the public dissemination dates described above.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Advisor's Chief Compliance Officer or persons designated by the Advisor's Chief Compliance Officer (the "Authorizing Persons") must determine that, under the circumstances, such disclosure is in or not opposed to the best interests of the Fund's shareholders. In addition, the recipients of Confidential Portfolio Information must be subject to a written confidentiality agreement, which shall contain, at minimum, provisions specifying that (1) the Fund's Confidential Portfolio Information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Procedures, the recipient of non-public portfolio holdings information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Advisor, the recipient shall promptly return or destroy the confidential information.

Except as otherwise permitted by the Procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration. A list of all persons who receive Confidential Portfolio Information will be available upon request to the Trust's Chief Compliance Officer ("CCO"). The Authorizing Persons are required to ensure that the Advisor, complies fully with the requirements of the Procedures, and the Advisor will provide a list of its Authorizing Persons to the CCO upon request.

The frequency with which the Confidential Portfolio Information will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.

The Fund has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, each of which is subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information:

NAME OF VENDOR                    TYPE OF SERVICE               FREQUENCY                   LAG TIME

--------------------------------- ----------------------------- --------------------------- ------------------------------


DDM Marketing and Communications  marketing and communications  weekly and monthly          one day

Standard & Poor's                 ratings agency                weekly                      two days
SG Constellation                  financing agent               daily and weekly            one day
--------------------------------- ----------------------------- --------------------------- ------------------------------



Exceptions to the Procedures may only be made if approved in writing by the CCO as being in or not opposed to the best interests of the Fund, and if the recipients are subject to a confidentiality agreement, as described above. Any exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

The Advisor shall have primary responsibility for ensuring that the Fund's portfolio holdings information is only disclosed in accordance with the Procedures. As part of this responsibility, the Advisor must maintain such internal informational barriers as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The CCO is responsible for initially reviewing the Advisor's policies, procedures and/or processes and for reporting to the Board of Trustees whether, in the CCO's view, these policies, procedures and/or processes are reasonably designed to comply with the Procedures. The CCO shall confirm at least annually that the Advisor's policies, procedures and/or processes are reasonably designed to comply with the Procedures.

If the CCO determines that the Advisor's policies, procedures and/or processes are not reasonably designed to comply with the Procedures, the CCO shall notify the Advisor of such deficiency and request that the Advisor indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO's satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Board of Trustees of the deficiency and shall discuss with the Board possible responses.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISOR TO THE TRUST


FTAM serves as investment advisor to the Fund and provides investment advisory services through its Trust and Investment Division.

The Advisor shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


Because of the internal controls maintained by FTAM to restrict the flow of non-public information, the Fund's investments are typically made without any knowledge of FTAM's or any affiliate's lending relationship with an issuer.

ADVISORY FEES


For advisory services, the Advisor receives annual investment advisory fees as described in the Prospectuses. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, the Fund paid the Advisor fees in the following respective amounts for the provision of investment advisory services:
$1,324,000, $796,000, and $1,037,000.





ADMINISTRATIVE SERVICES

Effective November 21, 2006, FTAM provides administrative personnel and services to the Fund for the fees set forth in the prospectuses. Prior to November 21, 2006, Fifth Third Bank provided administrative personnel and services to the Fund. Effective May 31, 2007, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105,, performs sub-administration services on behalf of the Fund, for which it receives compensation from FTAM. Prior to May 31, 2007, BISYS Fund Services Ohio, Inc. provided sub-administration services on behalf of the Fund, for which it received compensation from Fifth Third Bank. Fifth Third Bank earned the following amounts for providing administrative services to the Fund for the years ended July 31, 2006, July 31, 2005 and July 31, 2004 respectively: $341,000, $200,000, and $256,000.



CUSTODY OF FUND ASSETS


Effective May 31, 2007, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, holds the Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus maintenance fees, transaction fees and out-of-pocket expenses. Prior to May 31, 2007, Fifth Third Bank served as custodian for the Fund. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, Fifth Third Bank earned fees of approximately $22,000, $25,000, and $33,000, respectively.


TRANSFER AND DIVIDEND DISBURSING AGENT AND SUB-ACCOUNTANT


Effective May 11, 2007, Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021, serves as transfer and dividend disbursing agent for the Fund. Prior to May 11, 2007, BISYS Fund Services Ohio, Inc. served as transfer and dividend disbursing agent for the Fund. Effective May 31, 2007, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as sub-accountant for the Fund. Prior to May 31, 2007, BISYS Fund Services Ohio, Inc. served as sub-accountant for the Fund. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. Prior to October 1, 2004, the transfer agent and dividend disbursing agent for the Fund was Fifth Third Bank. For the fiscal years ended July 31, 2005 and July 31, 2004, Fifth Third Bank earned fees in the amount of $5,000 and $78,000, respectively, for providing transfer agency and dividend disbursing agency services to the Fund. For the fiscal years ended July 31, 2006 and July 31, 2005, BISYS Fund Services Ohio, Inc. earned fees in the amount of $72,000 and $18,000, respectively, for providing transfer agency and dividend disbursing agency services to the Fund.

ADDITIONAL SERVICES


Fifth Third Asset Management, Inc. serves as services agent for the Fund. Prior to May 11, 2007 Fifth Third Asset Management, Inc. assisted BISYS Fund Services Ohio, Inc. with transfer agency-related services. Fifth Third Asset Management, Inc. received a fee from BISYS Fund Services Ohio, Inc. at an annual rate of 0.05% of the average daily net assets of the Fund. During the fiscal year ended July 31, 2006, Fifth Third Asset Management, Inc. received fees from BISYS in the amount of $9,569 for its services as services agent. Fifth Third Asset Management, Inc. received no fees under the Services Agreement during the fiscal year ended July 31, 2005.


FUND ACCOUNTING


Effective November 21, 2006, Fifth Third Asset Management, Inc. serves as fund accountant for the Fund. Prior to November 21, 2006, Fifth Third Bank served as fund accountant for the Fund. Effective May 31, 2007, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as sub-accountant for the Fund. Prior to May 31, 2007, BISYS Fund Services Ohio, Inc. served as sub-accountant for the Fund. The fee paid to the fund accountant is based upon the size of the assets of the funds. The Fund paid accounting fees in the amount of $86,000, $66,000, and $71,000, respectively, for the years ended July 31, 2006, July 31, 2005 and July 31, 2004.





LEGAL COUNSEL

Ropes & Gray LLP, One Metro Center, 700 12th Street, NW, Suite 900 Washington, D.C. 20005 is counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP will audit and report on the Fund's annual financial statements, and may perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.

                          PORTFOLIO MANAGER INFORMATION

The portfolio managers identified under "Fund Management - Portfolio Managers" in the Prospectuses are responsible for the day-to-day management of the Fund. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund for which he or she serves as portfolio manager. Information regarding these accounts is set below.

------------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                          AS OF JULY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO MANAGER              OTHER REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES      OTHER ACCOUNTS
--------------------------------- ----------------------------------------- --------------------------------- ----------------------
Mark Koenig                       Number: 1                                 Number: 1                         Number: 2
                                  Assets: $407,671,000                      Assets:  $319,942,355             Assets:  $24,897,472
--------------------------------- ----------------------------------------- --------------------------------- ----------------------
Michael P. Wayton                 Number: 1                                 Number: 1                         Number: 2
                                  Assets: $407,671,000                      Assets:  $319,942,355             Assets:  $24,897,472
--------------------------------- ----------------------------------------- --------------------------------- ----------------------


CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. The portfolio manager knows the size, timing and possible market impact of the Fund's trades and could use this information to the advantage of the Managed Accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Fifth Third Asset Management, Inc. has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Portfolio Manager Compensation. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION

Fifth Third Asset Management, Inc.

Each Fifth Third Asset Management, Inc. ("FTAM") portfolio manager's compensation generally consists of a base salary, a cash incentive bonus and certain Fifth Third Bancorp long-term, non-cash incentives. Portfolio managers are also eligible for the standard retirement, health and welfare benefits available to all FTAM and Fifth Third Bancorp employees. In the case of portfolio managers responsible for managing multiple Funds and/or other FTAM advisory accounts, the method used to determine manager compensation is the same for all such Funds and other accounts.

Portfolio manager base salaries are based upon the manager's experience and level of expertise, taking into account ongoing compensation benchmark analyses performed by FTAM's human resource specialists. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic performance reviews, upon assumption of new duties, or when a market adjustment of the position is deemed by management to be warranted.

A portfolio manager's bonus is determined by a number of factors. The most important factor is the gross, pre-tax performance over rolling 3-year periods of the managed Fund and other accounts versus the applicable benchmarks against which the performance of the relevant asset class or classes are measured. No incentive bonus is earned under this factor unless the manager outperforms such benchmark(s). Another factor makes such comparison over the most recent one-year period and takes other, more subjective, components and factors into account, including but not limited to client involvement and interaction, client retention and the portfolio manager's compliance record.

Portfolio managers also are eligible to participate in Fifth Third Bancorp long-term, non-cash incentive programs. Such incentives have taken the form of non-transferable restricted stock grants and stock appreciation rights and are awarded to eligible participants on the basis of Fifth Third Bancorp's overall financial performance.


SECURITIES OWNERSHIP

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of July 31, 2006:

------------------------------------ ----------------------------------------
     NAME OF PORTFOLIO MANAGER          DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------ ----------------------------------------
Mark Koenig                                          None
------------------------------------ ----------------------------------------
Michael P. Wayton                                    None
------------------------------------ ----------------------------------------


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor selects brokers and dealers to handle the purchase and sale of portfolio instruments for the Fund, subject to guidelines established by the Trustees. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Advisor seeks to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but the Advisor may consider various other factors as it deems relevant. These factors may include, without limitation: (1) the Advisor's knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of transaction; (4) the nature and character of the market for the security; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the security; (7) confidentiality and anonymity; (8) execution, (9) clearance and settlement capabilities, as well as the reputation and perceived soundness of the brokers/dealers selected and others which are considered; (10) the Advisor's knowledge of actual or apparent broker/dealer operational problems; (11) the broker/dealer's execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions. The Advisor also may consider the quality of research and/or services provided by executing broker/dealers, as discussed below. The Advisor maintains procedures for monitoring best execution, and routinely reviews commission rates and execution and settlement services provided by various broker/dealers in order to determine their competitiveness. The Advisor is not permitted to consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Fund to pay broker/dealers providing the Fund with brokerage and research services (as defined in the 1934 Act) an amount of commission for effecting portfolio transactions in excess of the commission another broker/dealer would have charged for effecting the transaction. These brokerage and research services may include, without limitation, written and oral reports on the economy, industries, sectors and individual companies or issuers; appraisals and analysis relating to markets and economic factors; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Generally, the Advisor may use brokerage and research services to benefit the Fund as well as other investment accounts managed by the Advisor or its affiliates. The Advisor may not necessarily use all brokerage and research services received to benefit the Fund paying the brokerage commissions that gave rise to the receipt of such services.

The determination and evaluation of the reasonableness of brokerage commissions paid in connection with portfolio transactions are based primarily on the professional opinions of the advisory personnel responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other investors of comparable size and type. The Advisor may select broker/dealers based on its assessment of their ability to provide quality executions and its belief that the research, information and other services provided by such broker/dealer may benefit the Fund. It is not possible to place a precise dollar value on the special executions or on the brokerage and research services the Advisor receives from broker/dealers effecting transactions in portfolio securities. Accordingly, broker/dealers selected by the Advisor may be paid commissions for effecting portfolio transactions in excess of amounts other broker/dealers would have charged for effecting similar transactions if the Advisor determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker/dealers.

Selected products or services provided by broker/dealers may have multiple uses, including administrative, marketing or other uses which do not constitute brokerage or research services within the meaning of Section 28(e) of the 1934 Act. Such products or services are generally referred to as "mixed-use" items. The Advisor evaluates mixed-use products and services and will attempt to make a reasonable allocation of the cost of the product or service according to its use. The Advisor may consider various objective factors in making such an allocation, such as the amount time that the product or service is used, for an eligible purpose within the meaning of Section 28(e) of the 1934 Act. A conflict of interest may arise in allocating the cost of mixed-use items between research and non-research purposes. The proportion of products and services attributable to eligible brokerage or research services will be paid through brokerage commissions generated by Fund transactions; the portion attributable to ineligible products and services will by paid by the Advisor from its own resources. Although the allocation of mixed-use items is not precisely determined, the Advisor makes a good faith effort to fairly allocate such items.

The Advisor evaluates brokerage and research services provided by broker/dealer firms on at least an annual basis. The evaluation criteria focus upon the quality and quantity of brokerage and research services provided by such broker/dealer firms and whether the commissions paid for such services are fair and reasonable.

The allocation of portfolio transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Advisor, the Advisor may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When the Fund and one or more other accounts managed by the Advisor or its affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may affect the price paid or shares received by the Fund or the size of the position obtained or disposed of by the Fund. Generally, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.


For the fiscal year ended July 31, 2006, the amount of brokerage commissions paid by the Fund to brokers who provide research services to the Fund was $497,696, and the total amounts of the transactions pursuant to which such commissions were paid was $497,926,073:





The following table shows the aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, were $499,588, $391,410 and $480,256.





For the three most recent fiscal years, the Fund paid no brokerage commissions to an affiliated broker.


During the fiscal year ended July 31, 2006, the Fund acquired securities of certain of the Fund's regular brokers or dealers or their parents. The aggregate holdings of the Fund of those brokers or dealers as of July 31, 2006 were as follows:

(Amount in thousands, except shares)


   BROKER/DEALER               PRINCIPAL/SHARES      MARKET VALUE

Bank of America                     50,089                 2,581

Deutsche Bank                        9,381                 1,084

Goldman Sachs                       14,335                 2,190

JP MorganChase                      80,828                 3,687

UBS                                 19,030                 1,035


                                PURCHASING SHARES

Shares of the Fund are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the Prospectus for the Fund and Class under "Investing in the Fund."

DISTRIBUTION PLAN


ALPS Distributors, Inc. (the "Distributor") serves as the Fund's distributor and has a principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203. With respect to Advisor Shares, Class A Shares, Class B Shares and Class C Shares of the Fund, the Trust has adopted a Plan pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; preparing printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor. Pursuant to the Plan, the distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Fund and its shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Fund's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

The Trustees expect that the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives.


Pursuant to the Plan with respect to Advisor Shares, the Fund is authorized to compensate the Distributor at the annual rate of up to 0.50% of the average aggregate net asset value of the Advisor shares held during the month. For the fiscal year ended July 31, 2006, the Distributor received $13.34.

Pursuant to the Plan with respect to Class A Shares, the Fund is authorized to compensate the Distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares held during the month. For the fiscal year ended July 31, 2006, the Distributor received $56,162.15.

Pursuant to the Plan with respect to Class B Shares, the Fund is authorized to compensate the Distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares held during the month. For the fiscal year ended July 31, 2006, the Distributor received $9,946.85.

Pursuant to the Plan with respect to Class C Shares, the Fund is authorized to compensate the Distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares held during the month. For the fiscal year ended July 31, 2006, the Distributor received $1,225.79.

With respect to Class C Shares, the Trust may enter into an Administrative Service Agreement to permit the payment of fees of up to 0.25% to financial institutions, including Fifth Third Bank, to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. Benefits to shareholders of Class C Shares of the Fund may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Fifth Third Funds paid $212,920, $268,360, and $281,307, respectively, to Fifth Third Bank to compensate National Financial Services, LLC for providing administrative services to Class C Shares of the Funds. Of the amount that the Fifth Third Funds paid for the fiscal year ended July 31, 2006, the Fund paid $408.60.



With respect to all share classes offered by the Trust, these classes of shares are designed for shareholders who may be investing through financial institutions that are providing additional services to such shareholders. These institutions may select whichever class most appropriately compensates them for the level of services they are providing and may be dependent on other fees charged to their clients. Such selection may not represent the least expensive class available to shareholders. The Fund seeks to provide flexibility to financial institutions in levels of compensation they may receive from shareholders but are not able to verify that financial institutions are offering the most appropriate share class to their clients.


CONVERSION OF CLASS B SHARES TO CLASS A SHARES

A shareholder's Class B Shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A Shares of the Fund at the end of eight years following the issuance of such shares, consequently, they will no longer be subject to the higher expenses borne by Class B Shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A Shares than the shares so converted.

CONVERSION TO FEDERAL FUNDS


It is the Fund's policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES


Investors may exchange securities they already own for shares of the Fund or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Boston Financial Data Services, Inc. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor.


The Fund values such securities in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of the Fund on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.

PAYMENTS TO DEALERS


Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of the Fund and perform services for fund investors may receive sales commissions, annual fees and other compensation (a "reallowance"). Such reallowance is paid by the Distributor using money from sales charges and distribution/service (12b-1) fees. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time, the distributor may elect to reallow up to the following amounts:



CLASS A SHARES


---------------------------------------------- --------------------------------------------
     Purchase Amount                             Load/Sales Charge     Dealer Reallowance
---------------------------------------------- ----------------------- --------------------

---------------------------------------------- ----------------------- --------------------
Less than $50,000                                   5.00%                   4.50%
---------------------------------------------- ----------------------- --------------------
$50,000 but less than $100,000                      4.50%                   4.00%
---------------------------------------------- ----------------------- --------------------
$100,000 but less than $250,000                     3.50%                   3.00%
---------------------------------------------- ----------------------- --------------------
$250,000 but less than $500,000                     2.50%                   2.10%
---------------------------------------------- ----------------------- --------------------
$500,000 but less than $1,000,000                   2.00%                   1.70%
---------------------------------------------- ----------------------- --------------------
$1,000,000 but less than $5,000,000*                0.00%                   1.00%
---------------------------------------------- ----------------------- --------------------
$5,000,000 but less than $25,000,000*               0.00%                   0.75%
---------------------------------------------- ----------------------- --------------------
$25,000,000 or more*                                0.00%                   0.50%
---------------------------------------------- ----------------------- --------------------


A finder's fee may be paid for Class A Shares only. The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. If a finder's fee is paid to a selling broker/dealer, there will be a 1% contingent deferred sales charge ("CDSC") for a period of 18 months.

*If you purchase $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

Class A Shares are sold with an initial sales charge as detailed in the chart above.

The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class A Shares for which such dealers are designated the dealer of record):

------------------- -----------------------------------------------------------------------------
       Rate                                      Fund
------------------- -----------------------------------------------------------------------------
Up to 0.25%         All funds currently making payments under a Class A Shares distribution plan
------------------- -----------------------------------------------------------------------------


CLASS B SHARES



The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class B Shares for which such dealers are designated the dealer of record):

---------------- -----------------------------------------------------------------------------
     Rate                                       Fund
---------------- -----------------------------------------------------------------------------
Up to 0.25%      All funds currently making payments under a Class B Shares distribution plan
---------------- -----------------------------------------------------------------------------


CLASS C SHARES

Class C Shares are sold without any initial sales charge. The Distributor pays 1% of the amount invested to dealers who sell Class C Shares. A contingent deferred sales charge may be applied to Class C Shares you sell within twelve months of purchase.

The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Class C Shares for which such dealers are designated the dealer of record):

----------------------------------------------- -----------------------------------------------------------------------------
                     Rate                                                        Fund
----------------------------------------------- -----------------------------------------------------------------------------
Up to 0.25% during first 18 months after        All funds currently making payments under a Class C Shares distribution plan purchase
----------------------------------------------- -----------------------------------------------------------------------------
Up to 1.00% subsequent to first 18 months       All funds currently making payments under a Class C Shares distribution plan after purchase
----------------------------------------------- -----------------------------------------------------------------------------


ADVISOR SHARES

--------------------------------------------------------------------------- ------------------------ --------------------------
                             Purchase Amount                                   Load/Sales Charge              Dealer
                                                                                                            Reallowance
--------------------------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------------------------- ------------------------ --------------------------
Less than $50,000                                                                 3.25%                     2.90%
-------------------------------------------------------------------------- ------------------------- --------------------------
$50,000 but less than $100,000                                                    2.75%                     2.40%
-------------------------------------------------------------------------- ------------------------- --------------------------
$100,000 but less than $250,000                                                   2.00%                     1.70%
-------------------------------------------------------------------------- ------------------------- --------------------------
$250,000 but less than $500,000                                                   1.25%                     1.00%
-------------------------------------------------------------------------- ------------------------- --------------------------
$500,000 to $999,999                                                              1.00%                     0.85%
-------------------------------------------------------------------------- ------------------------- --------------------------
$1,000,000 or more                                                             Not Available             Not Available
-------------------------------------------------------------------------- ------------------------- --------------------------


Advisor Shares are sold with an initial sales charge as detailed in the chart above.

The Distributor makes monthly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of Advisor Shares for which such dealers are designated the dealer of record):

------------------ -----------------------------------------------------------------------------
       Rate                                  Fund
------------------ -----------------------------------------------------------------------------
Up to 0.50%        All funds currently making payments under an Advisor Shares distribution plan
------------------ -----------------------------------------------------------------------------


                CONVERSION OF ADVISOR SHARES INTO CLASS A SHARES

The Board of Trustees of Fifth Third Funds has approved a conversion of the Advisor Shares of the Fund into Class A Shares of the Fund. This conversion is expected to take effect in 2007.

                ADDITIONAL PAYMENTS BY THE ADVISOR AND AFFILIATES

Under certain circumstances, the Advisor or its affiliates may use their own funds to compensate broker-dealers, financial institutions, and financial intermediaries that, for instance, sell or arrange for the sale of Fund shares or that perform various shareholder support services, in amounts that are additional to the amounts paid by the Distributor. In addition, from time to time, the Advisor or its affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to broker-dealers, financial institutions, and financial intermediaries which sell or arrange for the sale of shares of the Fund or that perform various shareholder support services. Additional information about such payments is provided below. The Advisor or its affiliates may terminate such payments at any time.

"Financial intermediaries" are firms that receive compensation for selling shares of the Fund and/or provide services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your securities dealer, your financial planner or advisor, banks, or insurance companies. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets", sponsors of wrap fee programs, and sponsors of networking systems.

The Advisor and/or its affiliates, in their discretion, may pay dealers, selling or servicing agents, or other financial intermediaries and service providers for distribution or shareholder servicing activities. These payments are made out of the Advisor's and/or its affiliate's own resources, including from the profits derived from the advisory fees the Advisor receives from the Fund. These cash payments, which may be substantial, are paid to firms having business relationships with the Advisor and/or its affiliates, and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue-sharing". Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. These payments also may give an intermediary an incentive to cooperate with the Advisor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Advisor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Advisor and/or its affiliates may reimburse expenses, including travel and lodging expenditures, related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about the Fund.

The Advisor and/or its affiliates may make payments to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as participation in networking arrangements, recordkeeping, and other shareholder services. The Advisor and/or its affiliates also may make payments for administrative services related to the distribution of Fund shares through the intermediary. The service provider may use these payments to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

The Advisor may consider various factors to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of customers of the intermediary or overall asset levels of the Fund held for or by customers of the intermediary, the willingness of the intermediary to allow the Advisor to provide educational and training support for the intermediary's sales personnel relating to the Fund, the availability of the Fund on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Advisor's and/or its affiliate's relationship with the intermediary. To the extent that financial intermediaries receiving distribution-related payments from the Advisor and/or its affiliates sell more of the Fund or retain more shares of the Fund in their client accounts, the Advisor benefits from the incremental management and other fees it receives with respect to those assets.

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), the Advisor and/or its affiliates, at their expense, currently provide additional payments to firms that sell shares of the Fund. If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class. Your dealer may charge you fees or commissions in addition to those disclosed in the Prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Advisor and/or their affiliates, or any other fees or expenses it charges.

Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

TRANSACTION FEE. Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.


                               SELLING YOUR SHARES

Shares are redeemed at the next computed net asset value after the Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectuses under "Selling Your Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions.

If you purchase $1,000,000 or more of Class A Shares and do not pay a sales charge, and you sell any of these shares within eighteen (18) months of their purchase, you will pay a 1% contingent deferred sales charge on the portion redeemed at the time of redemption. Class B Shares redeemed within six (6) years of purchase and Class C Shares redeemed within one (1) year of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.


POSTPONEMENT OF REDEMPTIONS

Federal securities law permits the Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

VALUATION OF THE FUND

Investments of the Fund in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded).

With regard to the Fund, securities the principal market for which is not a securities exchange or an over-the-counter market, are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined pursuant to the Valuation Procedures established by and under the general supervision of the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open-end mutual fund investments will be valued at the most recently calculated net asset value. Closed-end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a "Significant Event"), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a "Trigger") and preauthorize the Trust's Accounting Agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

USE OF AMORTIZED COST

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Trustees continually assess this method of valuation and recommend changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of short-term capital gains over net long-term capital losses), and its net tax-exempt income, for such year. For purposes of meeting the diversification requirement in (b) above, in the case of the Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in
(a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all of its net capital gain income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

DISTRIBUTIONS

The Fund will distribute at least annually any investment income and net realized capital gains. Distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") are taxable as long-term capital gains, regardless of how long a shareholder has held Fund shares. For taxable years beginning before January 1, 2011, such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distribution of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares. Dividends and distributions on the Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Fund expects to use such substitute payments to satisfy Fund expenses, and therefore expects that its receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

EXEMPT-INTEREST DIVIDENDS

The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest the Fund receives during the taxable year from Municipal Securities and other securities exempt from the regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by the Fund and properly designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder. Shareholders who receive Social Security or Railroad Retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends.

Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A "substantial user" is defined under U.S. Treasury Regulations to include any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax advisor about state and local tax matters.

FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the

Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them.

In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by passive foreign investment companies will not be eligible to be treated as "qualified dividend income."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


SELLING SHARES

Shareholders who sell, exchange or redeem Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund shares and the amount received (although such a gain or loss is unlikely in a money market fund). In general, any gain or loss realized upon taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term capital gains or
(ii) for taxable years beginning on or before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund shares. For purposes of determining whether Fund shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund shares with other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder's basis in the replacement Fund shares will be adjusted to reflect the disallowed loss.

HEDGING

If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

DISCOUNT SECURITIES

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold, which may increase the amount of taxable dividends to shareholders.


BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number
(TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers with respect to this regard.


TAX SHELTER REPORTING REGULATIONS

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

NON-U.S. SHAREHOLDERS

Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


GENERAL

The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Fund's shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund's shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                              FINANCIAL STATEMENTS


The financial statements and related registered independent public accountant's report for the Fund for the fiscal year ended July 31, 2006 are incorporated herein by reference to the Annual Report to Shareholders of the Fifth Third Funds dated July 31, 2006 and the Semi-Annual Report to Shareholders of the Fifth Third Funds dated January 31, 2006 (File Nos. 33-24848 and 811-05669). The following unaudited footnote is added to the financial statements:


     Event (Unaudited) Subsequent to the Date of the Report of Independent Registered Accounting Firm


     BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The SEC's investigation of BISYS with respect to this matter is complete. The SEC's inquiries related to this matter, including those of the Trust's service arrangements with BISYS, have not been completed. As of the date of this Prospectus, the Trust's management cannot evaluate the likelihood of an unfavorable outcome or estimate the amount or range of potential loss, if any, with respect to the Trust regarding the BISYS matter. Accordingly, the impact, if any, of this matter on the Fund or the Fund's financial statements is uncertain.

Copies of the Annual Reports and Semi-Annual Report may be obtained without charge by contacting the Trust at the address located on the back cover of the prospectuses.

                                    APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE AND MUNICIPAL BOND RATING

DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C-The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

D-Debt rated "D" is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

NR-NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications,


                    MOODY'S INVESTORS SERVICE, INC. CORPORATE
                      AND MUNICIPAL BOND RATING DEFINITIONS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR-Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB- BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB- BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B- B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C- Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D-Securities have defaulted on some or all of their obligations. `DDD' designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, "DD" indicates potential recovery of 50%-90% of such outstanding, and "D" the lowest recovery potential, i.e. below 50%.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                   STANDARD AND POOR'S RATINGS GROUP MUNICIPAL
                             NOTE RATING DEFINITIONS

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-Satisfactory capacity to pay principal and interest.

SP-3-Speculative capacity to pay principal and interest.

          MOODY'S INVESTORS SERVICE SHORT-TERM LOAN RATING DEFINITIONS

MIG1/VMIGI-This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

F-3-Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B-Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C-High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Default. Denotes actual or imminent payment default.


                  STANDARD AND POOR'S RATINGS GROUP COMMERCIAL
                            PAPER RATING DEFINITIONS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


       MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime-1 -Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3-Issuers rated Prime-3 have an acceptable ability for payment of short-term promissory obligations.

PART C

ITEM 23. EXHIBITS

(a) Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a) to Registrant's Post-Effective Amendment No. 53 on Form N-1A (filed November 22, 2004).

(b) Amended and Restated By-Laws of the Registrant are incorporated by reference to Exhibit (b) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22, 2005).

(c) Rights of Shareholders. The following portions of the Registrant's Declaration of Trust define the rights of Shareholders.

                                   ARTICLE III

                               BENEFICIAL INTEREST

     Section 1. Shares of Beneficial Interest.

     The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this
     Article III, each Share shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities of the Class with each other Share of the same Class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.

     Section 4. No Pre-emptive Rights.

     Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     Section 5. Establishment and Designation of Series or Class.

Shares of any Series or Class of the Trust shall have the following relative rights and preferences:

          (a) Assets belonging to Series or Class . All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

          (b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

          (c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

          (d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

          (e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

          (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

          (g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

          (h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

                                   ARTICLE IV

                                  THE TRUSTEES

     Section 2. Election of Trustees at Meeting of Shareholders.

     On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 5.

     Section 3. Term of Office of Trustees.

     The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective;
(c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
(d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

     Section 7. Ownership of Assets.

     The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in a Series or Class.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 1. Voting Powers.

     Subject to the provisions set forth in Article III, Section 5(d), the shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII,
Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

     Section 2. Meetings.

     A Shareholders meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

     Section 3. Quorum and Required Vote.

     Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class. If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.

                                    ARTICLE X

                          DISTRIBUTIONS AND REDEMPTIONS

Section 1.  Distributions.

     (a) The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or paid in cash or additional Shares of such Series or Class, all upon such terms and conditions as the Trustees may prescribe.

     (b) The Trustees may distribute in respect of any fiscal year as dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company to avoid any liability for federal income taxes in respect of that year.

     (c) The decision of the Trustees as to what constitutes income and what constitutes principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

     (d) All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the date and time of record established for that payment.

     Section 2. Redemptions and Repurchases.

     (a) In case any Shareholder of record of any Series or Class at any time desires to dispose of Shares of such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Transfer Agent, and the Trust shall purchase his Shares out of assets belonging to such Series or Class. The purchase price shall be the net asset value of his shares reduced by any redemption charge as the Trustees from time to time may determine.

Payment for such Shares shall be made by the Trust to the Shareholder of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to
Section 4 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 4 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares determined next after termination of such suspension (reduced by any redemption charge), and payment therefor shall be made within the time period required under the 1940 Act.

     (b) The Trust may purchase Shares of a Series or Class by agreement with the owner thereof at a purchase price not exceeding the net asset value per Share (reduced by any redemption charge) determined (1) next after the purchase or contract of purchase is made or (2) at some later time.

     (c) The Trust may pay the purchase price (reduced by any redemption charge) in whole or in part by a distribution in kind of securities from the portfolio of the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

     Section 5. Trust's Right to Redeem Shares.

     The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion.

                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 1. Limitation of Personal Liability and Indemnification of Shareholders.

     The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

     No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

     Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to be indemnified and reimbursed by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

     The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

     Section 3. Express Exculpatory Clauses and Instruments.

     The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration, providing that neither the

Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 3. Establishment of Record Dates.

     The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to any Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

     Section 4. Termination of Trust.

     (a) This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4.

     (b) The Trustees may, by majority action, with the approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

     (c) Subject to a Majority Shareholder Vote by such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

     (d) Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

     Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts.

     The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be 2 Oliver Street, c/o CT Corporate Systems, Boston, Massachusetts, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

 (d) (i) Investment Advisory Contract dated November 6, 2003 between the Registrant and Fifth Third Asset Management, Inc., including Amended Schedule A, is incorporated by reference to Exhibit (d)(i) to Registrant's Post-Effective Amendment No. 53 on Form N-1A (filed November 22, 2004).

          (A) Amended Schedule A dated September 29, 2005 to the Investment Advisory Contract is incorporated by reference to Exhibit
               (d)(i)(A) to Registrant's Post-Effective Amendment No. 58 on form N-1A (filed September 28, 2006).

     (ii) Sub-Advisory Agreement for the Fifth Third International Equity Fund between Fifth Third Asset Management Inc. and Morgan Stanley Asset Management, Inc. dated April 30, 2001 (incorporated by reference to Registrant's Post-Effective Amendment No. 48 on Form N-1A filed on or about May 7, 2003).

          (A) Amendment dated November 1, 2003 to the Sub-Advisory Agreement is incorporated by reference to Exhibit (d)(ii)(A) to Registrant's Post-Effective Amendment No. 58 on form N-1A (filed September 28,
               2006).

    (iii) Sub-Advisory Agreement for the Fifth Third High Yield Bond Fund between Fifth Third Asset Management, Inc. and Fort Washington Investment Advisors, Inc. is incorporated by reference to Exhibit
          (d)(iii) to Registrant's Post-Effective Amendment No. 58 on form N-1A (filed September 28, 2006).

 (e) (i) Form of Distribution Agreement between the Registrant and ALPS Distributors Inc., including Schedule A, is filed herewith.

     (ii) Form of Distribution Agreement between the Registrant and ALPS Distributors Inc., including Schedule A, is filed herewith.

(f)  Not applicable.

 (g) (i) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

 (h) (i) Administration Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herewith.

     (ii) Form of Sub-Administration Agreement between Fifth Third Asset Management, Inc. and State Street Bank and Trust Company is filed herewith.

    (iii) Accounting Services Agreement dated May 18, 2007 between the Registrant and Fifth Third Asset Management, Inc. is filed herewith.

     (iv) Form of Investment Sub-Accounting Agreement between Fifth Third Asset Management and State Street Bank and Trust Company is filed herewith.

     (v) Form of Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. is filed herewith.

     (vi) Form of Services Agreement between the Registrant and Fifth Third Asset Management, Inc. is filed herewith.

    (vii) Form of Amended and Restated Shareholder Servicing Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 52 on Form N-1A filed November 21, 2003).

          (A) Form of Amended Schedule A to the Shareholder Servicing Plan is incorporated by reference to Exhibit (h)(v)(A) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22,
               2005).

   (viii) Form of Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company, including Schedules A, B, C and D, is filed herewith.

(i)  Opinion of Ropes & Gray LLP is filed herewith.

(j)   (i) Consent of Ropes & Gray LLP is filed herewith.

(j)  (ii) Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)  Not applicable.

(l) Initial Capital Understanding (incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed February 28, 1995).

(m) (i) Amended and Restated Rule l2b-1 Plan dated December 1, 1995, as amended May 11, 2007, including Exhibits A, B, C, and D, is filed herewith.

     (ii) Combined Rule 12b-1 Agreement dated September 19, 2001 (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13, 2002).

          (A) Form of Amended Exhibit A to the Combined Rule 12b-1 Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed on or about September 13,
               2002).

          (B) Form of Amended Combined Rule 12b-1 Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 52 on Form N-1A filed on or about November 21, 2003).

    (iii) Investment B Rule 12b-1 Plan dated April 1, 2000 (incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on or about September 29, 2000).

          (A) Form of Amended Exhibit A to the Investment B Rule 12b-1 Plan is incorporated by reference to Exhibit (m)(iii)(A) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22,
               2005).

(n) Amended Multiple Class Plan dated March 30, 2005 is incorporated by reference to Exhibit (n) to Registrant's Post-Effective Amendment No. 54 on Form N-1A (filed June 2, 2005).

     (i) Amended Exhibit A to the Multiple Class Plan is incorporated by reference to Exhibit (n)(i) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22, 2005).

(p) (i) Amended Code of Ethics for Fifth Third Funds is incorporated by reference to Exhibit (p)(i) to Registrant's Post-Effective Amendment No. 58 on form N-1A (filed September 28, 2006).

(p) (ii) Amended Code of Ethics for Fifth Third Asset Management Inc. is incorporated by reference to Exhibit (p)(ii) to Registrant's Post-Effective Amendment No. 53 on Form N-1A (filed November 22,
          2004).

(p) (iii) Amended Code of Ethics for Morgan Stanley Investment Management
          Inc. is incorporated by reference to Exhibit (p)(iv) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22,
          2005).

(p) (iv) Code of Ethics of Fort Washington Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(v) to Registrant's Post-Effective Amendment No. 57 on Form N-1A (filed November 22,
          2005).

(p)  (v)  Code of Ethics of ALPS Distributors, Inc. is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25. INDEMNIFICATION

Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed September 27, 1991 (File Nos. 811-5669 and 33-24848).

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

FIFTH THIRD ASSET MANAGEMENT, INC.

Fifth Third Asset Management, Inc. ("FTAM") serves as Registrant's investment adviser.

Set forth below are the names and principal businesses of the directors or officers of FTAM who are engaged in any other business, profession, vocation or employment of a substantial nature. In addition to those indicated below, the directors and officers of FTAM are also employees of Fifth Third Bank, the parent company of FTAM.


Fifth Third Asset Management (as of June 25, 2007)


--------------------------------------------------------------------------------
NAME               POSITION WITH FIFTH THIRD ASSET   OTHER SUBSTANTIAL BUSINESS,
                   MANAGEMENT INC                    VOCATION, PROFESSION OR
                                                     EMPLOYMENT
--------------------------------------------------------------------------------
Scott Billeadeau   Director of Mid Cap/Small Cap     Director of Factset
                   Growth Strategies                 Research Systems, Inc.

James R. Kirk      Director of Large Cap Value       Director of the Astrup
                   Strategies                        Company


The principal business address of Factset Research Systems, Inc. is 601 Merritt 7, Norwalk, CT 06851.

The principal business address of the Astrup Company is 2937 W. 25th Street, Cleveland, Ohio 44113.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., as of June 1, 2007, are as follows:

    Edmund J. Burke               President; Director
    Thomas Carter                 Managing Director - Business Development; Director
    Jeremy O. May                 Managing Director - Operations and Client Service; Assistant Secretary; Director
    Cameron L. Miller             Director
    Diana Adams                   Vice President, Controller, Treasurer
    Robert J. Szydlowski          Chief Technology Officer
    Tane Tyler                    General Counsel, Secretary
    Brad Swenson                  Chief Compliance Officer


* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 through 3la-3 promulgated thereunder are maintained at one of the following locations:


Fifth Third Funds (Registrant)
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Fifth Third Asset Management Inc. (Advisor, Administrator and Accountant) 38 Fountain Square Plaza
Cincinnati, Ohio 45263

State Street Bank and Trust Company (Custodian and Sub-Accountant) 801 Pennsylvania Avenue
Kansas City, MO 64105

State Street Bank and Trust Company (Sub-administrator)
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2900
Boston Financial Data Services, Inc. (Transfer Agent)
30 Dan Road
Canton, Massachusetts 02021

ALPS Distributors, Inc. (Distributor)
1290 Broadway
Suite 1100
Denver, Colorado 80203

Morgan Stanley Investment Management Inc.
(Sub-Advisor to the Fifth Third International Equity Fund)
1221 Avenue of the Americas
New York, New York 10020

Fort Washington Investment Advisors, Inc.
(Sub-Advisor to the Fifth Third High Yield Bond Fund)
420 East Fourth Street
Cincinnati, OH 45202-4133

Ropes & Gray LLP
One Metro Center
700 12th Street N.W.
Suite 900
Washington, DC 20005-3948

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 65 under the Securities Act and Post-Effective Amendment No. 66 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Washington, District of Columbia, on the 2nd day of July, 2007.



                                                    FIFTH THIRD FUNDS

                                                    *BY: /s/ E. Keith Wirtz
                                                         ---------------------
                                                             E. Keith Wirtz


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                         TITLE                             DATE



* /s/ E. Keith Wirtz              President
 ----------------------           (Principal Executive Officer)     July 2, 2007
E. Keith Wirtz

* /s/ Christopher Bell            Treasurer (Principal Financial    July 2, 2007
 ---------------------            and Accounting Officer)
Christopher Bell

* /s/ Edward Burke Carey          Chairman and Trustee              July 2, 2007
 -----------------------
Edward Burke Carey

* /s/ David J. Durham             Trustee                           July 2, 2007
 --------------------
David J. Durham

* /s/ J. Joseph Hale, Jr.         Trustee                           July 2, 2007
 -----------------------
J. Joseph Hale, Jr.

* /s/ John E. Jaymont             Trustee                           July 2, 2007
 --------------------
John E. Jaymont

* /s/ David J. Gruber             Trustee                           July 2, 2007
 --------------------
David J. Gruber

*By: /s/ Alyssa Albertelli
     ---------------------
     Alyssa Albertelli, as Attorney-in-fact pursuant to Powers of Attorney filed herewith

                                POWER OF ATTORNEY

     E. Keith Wirtz, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  April 16, 2007


                                                  /s/ E. Keith Wirtz
                                                  -----------------
                                                  E. Keith Wirtz

                                POWER OF ATTORNEY

     Edward Burke Carey, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: June 21, 2000                        /s/ Edward Burke Carey
                                            ----------------------
                                            Edward Burke Carey

                                POWER OF ATTORNEY

     John E. Jaymont, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  October 4, 2001


                                     /s/ John E. Jaymont
                                     -------------------
                                     John E. Jaymont

                                POWER OF ATTORNEY

     David J. Durham, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  August 13, 2001


                               /s/ David J. Durham
                               -------------------
                               David J. Durham

                                POWER OF ATTORNEY

     J. Joseph Hale, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  April 9, 2001


                             /s/ J. Joseph Hale, Jr.
                             -----------------------
                             J. Joseph Hale, Jr.

                                POWER OF ATTORNEY

     David J. Gruber, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Lisa N. Larkin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  November 6, 2003


                                 /s/ David J. Gruber
                                 -------------------
                                 David J. Gruber

                                POWER OF ATTORNEY

         Christopher Bell, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  April 16, 2007

                                   /s/ Christopher Bell
                                   --------------------
                                   Christopher Bell

                                  EXHIBIT INDEX

Exhibit (e)(i)     Form of Distribution Agreement with ALPS Distributors, Inc.

Exhibit (e)(ii)    Form of Distribution Agreement with FTAM Funds Distributors,
                   Inc.

Exhibit (g)(i)     Form of Custody Agreement with State Street Bank and Trust
                   Company

Exhibit (h)(i)     Administration Agreement with Fifth Third Asset Management,
                   Inc.

Exhibit (h)(ii)    Form of Sub-Administration Agreement between Fifth Third
                   Asset Management, Inc. and State Street Bank and Trust
                   Company

Exhibit (h)(iii)   Accounting Services Agreement with Fifth Third Asset
                   Management, Inc.

Exhibit (h)(iv)    Form of Investment Sub-Accounting Agreement between Fifth
                   Third Asset Management, Inc. and State Street Bank and Trust
                   Company

Exhibit (h)(v)     Form of Transfer Agency and Services Agreement with Boston
                   Financial Data Services, Inc.

Exhibit (h)(vi)    Form of Services Agreement with Fifth Third Asset Management,
                   Inc.

Exhibit (h)(viii)  Form of Securities Lending Authorization Agreement with State
                   Street Bank and Trust Company

Exhibit (i)        Opinion of Ropes & Gray LLP

Exhibit (j)(i)     Consent of Ropes & Gray LLP

Exhibit (j)(ii)    Consent of PricewaterhouseCoopers LLP

Exhibit (p)(v)     Code of Ethics of ALPS Distributors, Inc.